                                                                    EXHIBIT 99.1

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3



                                   C-BASS(SM)
                            (LOGO) CREDIT-BASED ASSET SERVICING
                                    AND SECURITIZATION LLC


               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER



                                  MAY 25, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                                   TERM SHEET
                                  MAY 25, 2005

                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3
                         $[382,658,000] (APPROXIMATE)(1)
                               SUBJECT TO REVISION

                                                 WAL (YRS)    PAYMENT WINDOW                                EXPECTED      STATED
                 APPROX                          (CALL(5)/       (CALL(5)/       PAYMENT     INTEREST        FINAL         FINAL
  CLASS          SIZE(1)          COUPON         MATURITY)       MATURITY)        DELAY     ACCRUAL(2)    MATURITY(5)   MATURITY(6)
----------    ------------  ------------------  -----------   --------------     -------   ------------   -----------   -----------
CLASS AV-1    $167,900,000  LIBOR + [ ](3),(4)  1.00 / 1.00    1-24 /   1-24         0     Actual / 360     05/2007       06/2035
CLASS AV-2    $ 58,571,000  LIBOR + [ ](3),(4)  2.95 / 2.95   24-68 /  24-68         0     Actual / 360     01/2011       06/2035
CLASS AV-3    $  7,737,000  LIBOR + [ ](3),(4)  6.09 / 6.39   68-75 /  68-88         0     Actual / 360     08/2011       06/2035
CLASS AF-1    $ 50,611,000      Fixed(3),(4)    1.00 / 1.00    1-26 /   1-26        24         30 / 360     07/2007       06/2035
CLASS AF-2    $ 19,601,000      Fixed(3),(4)    3.00 / 3.00   26-64 /  26-64        24         30 / 360     09/2010       06/2035
CLASS AF-3    $ 15,108,000      Fixed(3),(4)    6.12 / 9.40   64-75 / 64-176        24         30 / 360     08/2011       06/2035
CLASS AF-4    $  9,480,000      Fixed(3),(4)    6.01 / 7.32   52-75 / 52-176        24         30 / 360     08/2011       06/2035
CLASS M-1     $ 26,721,000  LIBOR + [ ](3),(4)  4.66 / 5.16   45-75 / 45-149         0     Actual / 360     08/2011       06/2035
CLASS M-2     $ 14,404,000  LIBOR + [ ](3),(4)  4.45 / 4.92   42-75 / 42-137         0     Actual / 360     08/2011       06/2035
CLASS M-3     $  6,471,000  LIBOR + [ ](3),(4)  4.39 / 4.83   41-75 / 41-127         0     Actual / 360     08/2011       06/2035
CLASS M-4     $  6,054,000  LIBOR + [ ](3),(4)  4.36 / 4.77   40-75 / 40-122         0     Actual / 360     08/2011       06/2035
CLASS B-1     $  5,636,000  LIBOR + [ ](3),(4)                    Information Not Provided Hereby
CLASS B-2     $  4,801,000  LIBOR + [ ](3),(4)                    Information Not Provided Hereby
CLASS B-3     $  4,175,000  LIBOR + [ ](3),(4)                    Information Not Provided Hereby
CLASS B-4(7)  $  3,757,000  LIBOR + [ ](3),(4)                    Information Not Provided Hereby
CLASS B-5(7)  $  4,175,000      Fixed (3),(4)                     Information Not Provided Hereby
CLASS B-6(7)  $  7,096,778      Fixed (3),(4)                     Information Not Provided Hereby
  TOTAL:      $412,298,778

                   EXPECTED RATINGS
                (FITCH / MOODY'S / S&P /
  CLASS                    DBRS (8))
----------      ------------------------
CLASS AV-1           AAA/Aaa/AAA/AAA
CLASS AV-2           AAA/Aaa/AAA/AAA
CLASS AV-3           AAA/Aaa/AAA/AAA
CLASS AF-1           AAA/Aaa/AAA/AAA
CLASS AF-2           AAA/Aaa/AAA/AAA
CLASS AF-3           AAA/Aaa/AAA/AAA
CLASS AF-4           AAA/Aaa/AAA/AAA
CLASS M-1             AA/Aa2/AA+/AA
CLASS M-2             A+/A1/AA-/A(h)
CLASS M-3               A/A2/A+/A
CLASS M-4              A-/A3/A/A(l)
CLASS B-1          BBB+/Baa1/A-/BBB(h)
CLASS B-2          BBB/Baa2/BBB+/BBB
CLASS B-3          BBB-/Baa3/BBB+/BBB(l)
CLASS B-4(7)       BBB-/Ba1/BBB/BBB(l)
CLASS B-5(7)       BB+/Ba2/BB+/BB(h)
CLASS B-6(7)         BB/NR/BB/BB
  TOTAL:

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2, Class AV-3, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-5 and Class B-6 Certificates) will settle flat. The Class AF-1, Class AF-2, Class AF-3, Class AF-4 Certificates and the Class B-5 and Class B-6 Certificates will settle with accrued interest, beginning on May 1 2005.

(3) The pass-through rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class B-5 and Class B-6 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1, Class AV-2 and Class AV-3 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-5 and Class B-6 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

(4) The Offered Certificates and the Subordinate Certificates will be subject to the applicable rate cap as described herein.

(5) The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter. Also, assumes 10% optional termination.

(6)      Latest maturity date for any mortgage loan plus one year.

(7) The Class B-5 and the Class B-6 Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Class B-5 and the Class B-6 Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------

                                    CONTACTS

MERRILL LYNCH
-------------
MBS/ABS TRADING/SYNDICATE
-------------------------

Scott Soltas                      212-449-3659      scott_soltas@ml.com
Charles Sorrentino                212-449-3659      charles_sorrentino@ml.com
Colin Sheen                       212-449-3659      colin_sheen@ml.com
Edgar Seah                        212-449-3659      edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                       212-449-0752      matthew_whalen@ml.com
Paul Park                         212-449-6380      paul_park@ml.com
Tom Saywell                       212-449-2122      tom_saywell@ml.com
Alan Chan                         212-449-8140      alan_chan@ml.com
Fred Hubert                       212-449-5071      fred_hubert@ml.com
Alice Chu                         212-449-1701      alice_chu@ml.com
Parkson Young                     212-449-1768      parkson_young@ml.com
Sonia Lee                         212-449-5067      sonia_lee@ml.com
Oleg Saitskiy                     212-449-1901      oleg_saitskiy@ml.com
Keith Singletary                  212-449-9431      keith_singletary@ml.com
Calvin Look                       212-449-5029      calvin_look@ml.com

RESEARCH
--------
Wenbo Zhu                         212-449-6891      Wenbo_zhu@ml.com

RATING AGENCIES
DOMINION BOND RATINGS
Quincy Tang                       212-635-3410      qtang@dbrs.com

FITCH RATINGS
Rachel Brach                      212-908-0224      rachel.brach@fitchratings.com

MOODYS
Navneet Agarwal                   212-553-3674      navneet.agarwal@moodys.com

STANDARD & POORS
Keith Smith                       212-438-1643      keith_smith@standardandpoors.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


TITLE OF CERTIFICATES      C-BASS Mortgage Loan Asset-Backed Certificates,
                           Series 2005-CB3, consisting of:

                           - the Class AV-1, Class AV-2 and Class AV-3
                           Certificates (the "Group I Senior Certificates")

                           - the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates (the "Group II Senior Certificates")

                           - the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (the "Mezzanine Certificates")

                           - the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (the "Subordinate Certificates")

                           The Group I Senior Certificates and the Group II Senior Certificates are collectively known as the Class A Certificates.

                           The Class A Certificates and the Mezzanine
                           Certificates are collectively known as the "Offered Certificates".

                           The Group I Senior Certificates are backed by the Group I Mortgage Loans (as defined herein).

                           The Group II Senior Certificates are backed by the Group II Mortgage Loans (as defined herein).

LEAD MANAGER               Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER                 Barclays Capital Inc.

DEPOSITOR                  Merrill Lynch Mortgage Investors, Inc.

SELLER                     Credit-Based Asset Servicing and Securitization LLC
                           ("C-BASS")

SERVICER                   Litton Loan Servicing LP, a subsidiary of the Seller.

TRUSTEE                    U.S. Bank National Association

CUSTODIAN:                 The Bank of New York

CUT-OFF DATE               May 1, 2005

PRICING DATE               On or about May 26, 2005

CLOSING DATE               On or about June 12, 2005

DISTRIBUTION DATES         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June
                           2005.

PAYMENT DELAY              With respect to the Group I Senior Certificates, the
                           Mezzanine Certificates and the Subordinate
                           Certificates (other than the Class B-5 and Class B-6
                           Certificates), 0 days. With respect to the Group II
                           Senior Certificates and the Class B-5 and Class B-6
                           Certificates, 24 days.

DAY COUNT                  With respect to the Group I Senior Certificates, the
                           Mezzanine Certificates and the Subordinate
                           Certificates (other than the Class B-5 and Class B-6
                           Certificates), Actual/360. With respect to the Group
                           II Senior Certificates and the Class B-5 and Class
                           B-6 Certificates, 30/360.

ERISA CONSIDERATIONS       The Class A Certificates and the Class M-1
                           Certificates will be ERISA eligible as of the Closing
                           Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


LEGAL INVESTMENT           The offered certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION       Any Distribution Date on which the aggregate
DATE                       principal balance of the Mortgage Loans is 10% or
                           less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

MONTHLY SERVICER           The Servicer is required to advance at least one
ADVANCES                   business day prior to each Distribution Date
                           scheduled principal and interest (net of the Servicing Fee) that were due during the related collection period that are not received by the related determination date until it deems such advance to be non-recoverable. The Servicer will not make any principal advances on REO properties and is not required to make any principal advances with respect to second lien mortgage loans. The Servicer is not obligated to make any advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers
                           Civil Relief Act (the "Relief Act") or similar state laws.

MORTGAGE LOANS             The Mortgage Loans consist of fixed rate and
                           adjustable rate, FHA/VA insured and conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily
                           1-4 family properties and will be serviced by Litton
                           Loan Servicing LP. The collateral information presented in this term sheet regarding the Mortgage
                           Pool is as of May 1, 2005. Please see collateral tables herein for additional information. The
                           Mortgage Pool will be divided into two groups:

                           o Group I Mortgage Loans will consist of approximately 1,370 conforming and non-conforming adjustable rate Mortgage Loans with an aggregate principal balance of approximately $297,725,683.

                           o Group II Mortgage Loans will consist of approximately 1,018 conforming and non-conforming fixed rate Mortgage Loans with an aggregate principal balance of approximately $120,653,501.

TOTAL DEAL SIZE            Approximately $412,298,778. The aggregate principal
                           balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $417,523,777.

ADMINISTRATIVE FEES        The Servicer will be paid a servicing fee aggregating
                           approximately 50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.
                           The Trustee will be paid fees aggregating approximately 0.65 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS        1. Excess interest
                           2. Over-Collateralization
                           3. Cross-Collateralization
                           4. Subordination

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


OVER-COLLATERALIZATION     On any Distribution Date, the over-collateralization
AMOUNT                     amount (the "O/C Amount") will equal the excess, if
                           any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period over (y) the aggregate certificate principal balance of all classes of Offered
                           Certificates and the Subordinate Certificates (after taking into account all distributions of principal on such Distribution Date). On the Cut-Off Date, the O/C
                           Amount will equal approximately 1.25% of the aggregate principal balance of the Mortgage Loans. To the extent the O/C Amount is reduced below the O/C
                           Target Amount (i.e., 1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                           Date), excess cashflow will be directed to build O/C until the O/C Target Amount is restored.
                           Initial: Approximately 1.25% of Cut-Off Date balance
                           Target: 1.25% of Cut-Off Date balance before stepdown, 2.50% of current balance after stepdown
                           Floor: 0.50% of Cut-Off Date balance

                           (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION    Excess interest from each of the two loan groups, if
                           not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


SUBORDINATION(1)                CLASSES            RATING (F/M/S/D)        SUBORDINATION
                                -------            ----------------        -------------
                                 Class A           AAA/Aaa/AAA/AAA            21.20%
                                Class M-1           AA/Aa2/AA+/AA             14.80%
                                Class M-2           A+/A1/AA-/A(h)            11.35%
                                Class M-3             A/A2/A+/A                9.80%
                                Class M-4            A-/A3/A/A(l)              8.35%
                                Class B-1        BBB+/Baa1/A-/BBB(h)           7.00%
                                Class B-2         BBB/Baa2/BBB+/BBB            5.85%
                                Class B-3       BBB-/Baa3/BBB+/BBB(l)          4.85%
                                Class B-4        BBB-/Ba1/BBB/BBB(l)           3.95%
                                Class B-5         BB+/Ba2/BB+/BB(h)            2.95%
                                Class B-6            BB/NR/BB/BB               1.25%

(1) The subordination includes the initial O/C amount of 1.25%.


CLASS SIZES                     CLASSES            RATING (F/M/S/D)         CLASS SIZES
                                -------            ----------------         -----------
                                 Class A            AAA/Aaa/AAA/AAA           78.80%
                                Class M-1            AA/Aa2/AA+/AA             6.40%
                                Class M-2            A+/A1/AA-/A(h)            3.45%
                                Class M-3              A/A2/A+/A               1.55%
                                Class M-4             A-/A3/A/A(l)             1.45%
                                Class B-1         BBB+/Baa1/A-/BBB(h)          1.35%
                                Class B-2          BBB/Baa2/BBB+/BBB           1.15%
                                Class B-3        BBB-/Baa3/BBB+/BBB(l)         1.00%
                                Class B-4         BBB-/Ba1/BBB/BBB(l)          0.90%
                                Class B-5          BB+/Ba2/BB+/BB(h)           1.00%
                                Class B-6             BB/NR/BB/BB              1.70%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


INTEREST ACCRUAL           Interest will accrue on the Certificates at the
                           applicable Pass-Through Rate.

                           o The first accrual period for the Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates will begin on May 1, 2005 and end on May 31, 2005. Interest in respect of a Distribution Date will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

                           o Interest on the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-5 Certificates and the Class B-6 Certificates), will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

REALIZED LOSSES            Losses resulting from the liquidation of defaulted
                           mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the O/C amount. If there is no excess interest and no O/C amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate
                           Certificates in reverse order of seniority as follows: to the Class B-6, Class B-5, Class B-4,
                           Class B-3, Class B-2, Class B-1, Class M-4, Class
                           M-3, Class M-2 and Class M-1. Realized Losses will not be allocated to the Class A Certificates.

SPECIAL HAZARD LOSSES      Special Hazard Losses are generally Realized Losses
                           that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) [1.00%] of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan and
                           (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Class A
                           Certificates), pro rata, based on their respective
                           Certificate Principal Balances.

PREPAYMENT INTEREST        For any Distribution Date, an amount equal to the
SHORTFALL                  interest at the mortgage interest rate for such
                           Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage
                           Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution
                           Date. Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple Interest Loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------

PASS-THROUGH RATES         o        The Class AV-1 Pass-Through Rate will be a
                                    per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus [ ]% (the "Class AV-I
                                    Margin"), and beginning on the first
                                    Distribution Date after the first possible
                                    Optional Termination Date, One-Month LIBOR plus 2 times the Class AV-I Margin, (y) the
                                    Group I Available Funds Cap and (z) the
                                    Group I Maximum Rate Cap.

                           o The Class AV-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AV-2 Margin, (y) the Group I Available Funds Cap and (z) the Group I Maximum Rate Cap.

                           o The Class AV-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AV-3 Margin, (y) the Group I Available Funds Cap and (z) the Group I Maximum Rate Cap.

                           o On each Distribution Date, for the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, their respective fixed rate coupons and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus 50bps and (y) the Group II Net WAC Cap.

                           o The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-4 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-4 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                           o The Class B-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-1 Margin, (y) the Subordinate Rate Cap and (z) Subordinate Maximum Rate Cap.

                           o The Class B-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-2 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class B-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-3 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class B-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-4 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-4 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

                           o On each Distribution Date for the Class B-5 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

                           o On each Distribution Date for the Class B-6 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

GROUP I AVAILABLE          The Group I Available Funds Cap for any Distribution
FUNDS CAP                  Date will be a per annum rate equal to 12 times the
                           quotient of (x) the total scheduled interest on the Group I Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage
                           Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

GROUP I MAXIMUM RATE       The Group I Maximum Rate Cap for any Distribution
CAP                        Date will be a per annum rate equal to 12 times the
                           quotient of (x) the total scheduled interest that would have accrued on the Group I Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative
                           Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Group I Maximum Rate
                           Cap will not be reimbursed.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


GROUP II NET WAC CAP       The Group II Net WAC Cap for any Distribution Date
                           will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group II Mortgage
                           Loans as of the first day of the related collection period.


SUBORDINATE MAXIMUM        The Subordinate Maximum Rate Cap will equal the
RATE CAP                   weighted average of the Group I Maximum Rate Cap and
                           the Group II Net WAC Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

SUBORDINATE RATE CAP       The Subordinate Rate Cap will equal the weighted
                           average of the Group I Available Funds Cap and the Group II Net WAC Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

RATE CAP For the Group I Senior Certificates, the Group I Available Funds Cap. For the Group II Senior Certificates, the Group II Net WAC Cap. For each of the Mezzanine Certificates and the Subordinate Certificates, the Subordinate Rate Cap.

GROUP I GROUP              The excess of the aggregate principal amount of the
SUBORDINATE AMOUNT         Group I Mortgage Loans over the principal balance of
                           the Group I Senior Certificates.

GROUP II GROUP             The excess of the aggregate principal amount of the
SUBORDINATE AMOUNT         Group II Mortgage Loans over the principal balance of
                           the Group II Senior Certificates.

SHORTFALL                  If on any Distribution Date the pass-through rate on
REIMBURSEMENT              any class or classes of the Group I Senior
                           Certificates, the Mezzanine Certificates or the Subordinate Certificates is limited by the Group I
                           Available Funds Cap or by the Subordinate Rate Cap, respectively, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Group I Senior
                           Certificates, the Mezzanine Certificates or the Subordinate Certificates had not been so limited by the Group I Available Funds Cap or by the Subordinate
                           Rate Cap, up to but not exceeding, in the case of the Group I Senior Certificates, the Group I Maximum Rate
                           Cap and up to but not exceeding, in the case of the Mezzanine Certificates and Subordinate Certificates, the Subordinate Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next
                           Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

CAP CONTRACTS              The trust fund will own a one-month LIBOR cap
                           contract purchased for the benefit of the Mezzanine
                           Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR (subject to a cap on the cap contract) exceeds the lower collar with respect to such Distribution Date shown in the Cap Contract Schedule appearing herein.
                           Payments received on the cap contract will be available to pay interest to the holders of the Mezzanine Certificates , up to the amount of interest shortfalls on such Certificates to the extent attributable to rates in excess of the Rate Cap, as described herein.

                                        BEGINNING
                        NUMBER OF      DISTRIBUTION       1ML STRIKE,
        CLASSES          MONTHS           DATE           UPPER COLLAR
        -------         ---------      ------------      ------------
Mezzanine Certificates     42            June 2005          9.45%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------

                           With respect to any Distribution Date, the notional balance of the cap contract will equal the lesser of
                           (i) the notional balance shown in the Cap Contract Schedule appearing herein and (ii) the outstanding certificate principal balance of the relevant Certificates.

CASHFLOW PRIORITY          1.       Repayment of any unreimbursed Servicer
{Preliminary and Subject            advances.
to Revision}
                           2.       Administrative Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months concurrently (i) pro rata to the Class AV-1, Class AV-2 and Class AV-3 Certificates from Group I available interest funds, and (ii) pro rata to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates from Group II available interest funds, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, then to the Class B-5 Certificates and then to the Class B-6 Certificates.

                           4. Available principal funds as described under "PRINCIPAL PAYDOWN", as follows: monthly principal to the Class A Certificates, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, then monthly principal to the Class B-5 Certificates and then monthly principal to the Class B-6 Certificates.

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           6. Remaining excess interest to pay subordinate principal shortfalls.

                           7. Remaining excess interest to pay Carryover resulting from imposition of the Group I Available Funds Cap and then from the imposition of the Subordinate Rate Cap.

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates, or the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Stepdown Date has occured; and

ii)      A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         (1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group I Principal Distribution Amount") will be paid to the Class AV-1, Class AV-2 and Class AV-3 Certificates. Amounts allocated to the Class AV-1, Class AV-2 and Class AV-3 Certificates shall be paid as follows: ,sequentially to the Class AV-1, Class AV-2 and Class AV-3 Certificates, with all amounts paid to the Class AV-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AV-2 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AV-3 Certificates until its Certificate principal balance has been reduced to zero.

         (2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group II Principal Distribution Amount") will be paid to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates. Amounts allocated to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates shall be paid as follows: (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then (ii) sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, with all amounts paid to the Class AF-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-2 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-3 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AF-4 Certificates until its Certificate principal balance has been reduced to zero.

         "Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

         "Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

         "Class AF-4 Lockout Distribution Amount" means, for any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and
         (y) the Class AF-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the Group II Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

         "Class AF-4 Pro Rata Distribution Amount" means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Certificates immediately prior to that Distribution Date and (y) the Group II Principal Distribution Amount for that Distribution Date.

         "Class AF-4 Lockout Distribution Percentage" means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


DISTRIBUTION DATES                                   LOCKOUT PERCENTAGE
June 2005 through and including May 2008                      0%
June 2008 through and including May 2010                     45%
June 2010 through and including May 2011                     80%
June 2011 through and including May 2012                    100%
June 2012 and thereafter                                    300%

         After the Certificate principal balance of either the Group I Senior Certificates or Group II Senior Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Group I Senior Certificates or Group II Senior Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Group I Senior Certificates and Group II Senior Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

         All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates, eighth to the Class B-3 Certificates, ninth to the Class B-4 Certificates, tenth to the Class B-5 Certificates and eleventh to the Class B-6 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                        CLASS A                42.40%*
                        CLASS M-1              29.60%*
                        CLASS M-2              22.70%*
                        CLASS M-3              19.60%*
                        CLASS M-4              16.70%*
                        CLASS B-1              14.00%*
                        CLASS B-2              11.70%*
                        CLASS B-3               9.70%*
                        CLASS B-4               7.90%*
                        CLASS B-5               5.90%*
                        CLASS B-6               2.50%*

*includes overcollateralization



STEP DOWN DATE             The later to occur of (x) the earlier to occur of (a)
                           the Distribution Date in June 2008 and (b) the
                           Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 42.40%.


SENIOR ENHANCEMENT         On any Distribution Date, is the percentage obtained
PERCENTAGE                 by dividing (x) the sum of (i) the aggregate
                           certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the O/C Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the principal balance of the Mortgage Loans as of the last day of the related collection period.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


TRIGGER EVENT              Is in effect on a Distribution Date if any one of the
{Preliminary and           following conditions exist as of the last day of the
Subject to Revision}       immediately preceding collection period:

                                    i.       The "Rolling Six Month 60+ Day
                                             Delinquency Percentage" equals or
                                             exceeds [38.00]% of the Senior
                                             Enhancement Percentage; or

                                    ii.      The aggregate amount of realized
                                             losses incurred since the Cut-Off
                                             Date through the last day of such
                                             preceding collection period divided
                                             by the initial pool balance exceeds
                                             the applicable percentages set
                                             forth below with respect to such
                                             Distribution Date:

                           DISTRIBUTION DATE OCCURRING         LOSS PERCENTAGE
                           ---------------------------         ---------------
                           June 2007 - May 2008                    [1.25]%
                           June 2008 - May 2009                    [2.80]%
                           June 2009 - May 2010                    [4.40]%
                           June 2010 - May 2011                    [5.75]%
                           June 2011 and thereafter                [6.50]%

60+ DAY DELINQUENT         Each Mortgage Loan with respect to which any portion
LOAN                       of a monthly payment is, as of the last day of the
                           prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

ROLLING SIX MONTH          With respect to any Distribution Date, the average of
60+ DAY DELINQUENCY        the percentage equivalents of the fractions
PERCENTAGE                 determined for each of the six immediately preceding
                           collection periods, the numerator of each of which is equal to the aggregate principal balance of Mortgage
                           Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding such collection period, and the denominator of which is the aggregate
                           Mortgage Loan balance as of the end of the related collection period.

PROSPECTUS                 The Offered Certificates will be offered pursuant to
                           a Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The forgoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN              The following tables describe the mortgage loans and
TABLES                     the related mortgaged properties as of the close of
                           business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                             C-BASS SERIES 2005-CB3
               TOTAL MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                TOTAL          MINIMUM          MAXIMUM
-------                                                                -----          -------          -------
Aggregate Current Principal Balance                               $418,379,184.49
Number of Mortgage Loans                                                    2,388
(1)Average Outstanding Principal Balance                          $    175,200.66    $ 9,598.93      $996,224.65
(1)Average Original Loan Balance                                  $    176,033.10    $10,000.00      $999,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                    81.15%         7.79%          122.72%
(1)Weighted Average Loan Rate                                               6.917%        3.500%          14.375%
(1),(4)Weighted Average Gross Margin                                        5.828%        2.000%           9.600%
(1),(4))Weighted Average Initial Periodic Cap                               2.872%        1.000%           6.000%
(1),(4)Weighted Average Subsequent Periodic Cap                             1.039%        1.000%           2.000%
(1),(2),(4),(5)Weighted Average Minimum Interest Rate                       6.768%        1.250%          11.550%
(1),(4)Weighted Average Maximum Interest Rate                              12.942%        8.000%          18.750%
(1)Weighted Average Original Term to Maturity (months)                        350            59              361
(1)Weighted Average Remaining Term to Stated Maturity (months)                343            42              360
(1),(4)Weighted Average Term to Roll (months)                                  22             1               70
(1),(3)Weighted Average Credit Score                                          645            455             813

(1) Average or Weighted Average reflected in Total.

(2) 77.72% of the Adjustable Rate Mortgage Loans have minimum interest rates.

(3) 99.71% of the Mortgage Loans have Credit Scores.

(4) Adjustable Rate Mortgage Loans only.

(5) Non-zero Weighted Average and Minimum value.

                                                                            PERCENT OF CUT-OFF DATE
                                                    RANGE                      PRINCIPAL BALANCE
                                                    -----                   -----------------------
PRODUCT TYPE                                        Fully Amortizing                 97.02%
                                                    Balloon Payment                   2.98%

LIEN                                                First                            96.15%
                                                    Second                            3.85%

ADJUSTMENT TYPE                                     Fixed                            28.84%
                                                    ARM                              71.16%

PAYMENT TYPE                                        Actuarial                        66.51%
                                                    Interest Only                    33.48%
                                                    Simple Interest                   0.02%

INDEX (ARM LOANS ONLY)                              6 Month LIBOR                    97.92%
                                                    Other Indices                     2.08%

GEOGRAPHIC DISTRIBUTION                             California                       41.48%
                                                    Florida                           4.96%
                                                    Washington                        4.29%
                                                    New York                          4.03%
                                                    Maryland                          3.88%

LARGEST ZIP CODE CONCENTRATION                      94544                             0.44%

SUB-PRIME LOANS                                                                      69.51%

FHA-VA LOANS                                                                          1.32%

SELLER FINANCED LOANS                                                                 2.19%

LOANS WITH BORROWER PMI                                                               0.43%

LOANS WITH PREPAYMENT PENALTIES                                                      81.61%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                               PRINCIPAL BALANCE

                                                                                % OF AGGREGATE
                                     NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE             MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING         LOANS            OUTSTANDING                 OUTSTANDING
-----------------------------      -----------      -----------------    ------------------------------
$1 to $50,000                              241      $    8,104,530.06                              1.94%
$50,001 to  $100,000                       575          42,753,586.61                             10.22
$100,001 to $150,000                       447          55,459,709.34                             13.26
$150,001 to $200,000                       353          61,785,039.17                             14.77
$200,001 to $250,000                       219          48,883,116.88                             11.68
$250,001 to $300,000                       186          50,707,385.91                             12.12
$300,001 to $350,000                       120          38,917,911.12                              9.30
$350,001 to $400,000                        97          36,293,142.28                              8.67
$400,001 to $450,000                        60          25,623,284.41                              6.12
$450,001 to $500,000                        34          16,190,123.00                              3.87
$500,001 to $550,000                        22          11,536,174.85                              2.76
$550,001 to $600,000                        17           9,719,113.10                              2.32
$600,001 to $650,000                         5           3,131,537.87                              0.75
$650,001 to $700,000                         2           1,376,500.00                              0.33
$700,001 to $750,000                         4           2,928,298.25                              0.70
$750,001 to $800,000                         3           2,358,528.80                              0.56
$800,001 to $850,000                         2           1,614,978.19                              0.39
$950,001 to $1,000,000                       1             996,224.65                              0.24
TOTAL:                                   2,388      $  418,379,184.49                            100.00%


                                  CREDIT SCORE

                                                                                 % OF AGGREGATE
                                      NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
CREDIT SCORE                           LOANS            OUTSTANDING                OUTSTANDING
------------                       -----------      -----------------    ------------------------------
Not Available (1)                           19      $    1,221,493.99                              0.29%
441 to 460                                   5             870,204.15                              0.21
461 to 480                                  16           2,718,881.65                              0.65
481 to 500                                  24           3,859,009.41                              0.92
501 to 520                                  52           6,408,390.31                              1.53
521 to 540                                  96          12,737,730.08                              3.04
541 to 560                                 127          21,582,547.40                              5.16
561 to 580                                 166          27,900,285.49                              6.67
581 to 600                                 171          28,641,533.02                              6.85
601 to 620                                 254          40,578,086.34                              9.70
621 to 640                                 285          47,875,959.11                             11.44
641 to 660                                 267          49,016,070.63                             11.72
661 to 680                                 247          42,896,779.74                             10.25
681 to 700                                 208          41,331,261.27                              9.88
701 to 720                                 169          32,088,964.94                              7.67
721 to 740                                  97          20,897,034.14                              4.99
741 to 760                                 106          22,033,351.23                              5.27
761 to 780                                  52          10,994,352.75                              2.63
781 to 800                                  22           3,953,844.50                              0.95
801 to 820                                   5             773,404.34                              0.18
Total:                                   2,388      $  418,379,184.49                            100.00%

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                           ORIGINAL TERM TO MATURITY

                                                                                 % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
ORIGINAL TERM TO MATURITY          OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
       (MONTHS)                       LOANS            OUTSTANDING                 OUTSTANDING
-------------------------          -----------      -----------------    ------------------------------
49 to 60                                     2      $      114,019.62                              0.03%
85 to 96                                     1              60,561.51                              0.01
97 to 108                                    1              40,622.02                              0.01
109 to 120                                  12             455,257.40                              0.11
121 to 132                                   2              70,114.94                              0.02
133 to 144                                   3              92,613.68                              0.02
145 to 156                                   2             265,052.53                              0.06
157 to 168                                   3             133,568.12                              0.03
169 to 180                                 264          17,620,674.64                              4.21
181 to 192                                   9             624,000.09                              0.15
193 to 204                                   1              59,765.17                              0.01
205 to 216                                   4             196,892.48                              0.05
217 to 228                                   3             121,724.56                              0.03
229 to 240                                  85           5,025,332.77                              1.20
253 to 264                                   1              42,490.37                              0.01
265 to 276                                   2              89,681.81                              0.02
289 to 300                                  12           1,396,765.14                              0.33
301 to 312                                   5             438,765.04                              0.10
313 to 324                                   5             262,027.17                              0.06
325 to 336                                   2             138,088.52                              0.03
337 to 348                                   8             831,550.53                              0.20
349 to 360                               1,958         389,936,667.12                             93.20
361 to 372                                   3             362,949.26                              0.09
TOTAL:                                   2,388      $  418,379,184.49                            100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                       REMAINING TERM TO STATED MATURITY


                                                                                 % OF AGGREGATE
                                     NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
REMAINING TERM TO STATED MATURITY  OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
           (MONTHS)                   LOANS            OUTSTANDING                 OUTSTANDING
---------------------------------  -----------      -----------------    ------------------------------
37 to 48                                     1      $       66,521.53                              0.02%
49 to 60                                     2              57,097.02                              0.01
73 to 84                                     1              60,561.51                              0.01
97 to 108                                    4             176,186.85                              0.04
109 to 120                                   9             344,115.30                              0.08
121 to 132                                   3              98,083.85                              0.02
133 to 144                                   2              87,064.73                              0.02
145 to 156                                   3             312,359.97                              0.07
157 to 168                                  45           3,707,650.91                              0.89
169 to 180                                 226          14,479,539.50                              3.46
181 to 192                                   6             241,379.42                              0.06
193 to 204                                   3             130,142.51                              0.03
205 to 216                                   4             302,728.49                              0.07
217 to 228                                  14             830,922.50                              0.20
229 to 240                                  70           4,016,195.07                              0.96
253 to 264                                   3             132,172.18                              0.03
265 to 276                                   4             225,055.18                              0.05
277 to 288                                   4             277,127.80                              0.07
289 to 300                                  15           1,731,116.96                              0.41
301 to 312                                   7             520,675.39                              0.12
313 to 324                                   4             251,560.67                              0.06
325 to 336                                  11           1,276,332.65                              0.31
337 to 348                                 504          84,676,113.45                             20.24
349 to 360                               1,443         304,378,481.05                             72.75
TOTAL:                                   2,388      $  418,379,184.49                            100.00%


                                  PROPERTY TYPE

                                                                                 % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
PROPERTY TYPE                         LOANS            OUTSTANDING                 OUTSTANDING
-------------                      -----------      -----------------    ------------------------------
Single Family                            1,709      $  303,481,810.92                             72.54%
PUD                                        254          50,093,203.07                             11.97
Condominium                                147          22,542,958.16                              5.39
2-Family                                   103          20,081,444.59                              4.80
Manufactured Housing                       131          12,937,455.07                              3.09
4-Family                                    17           4,670,226.55                              1.12
3-Family                                    22           4,089,355.90                              0.98
Townhouse                                    5             482,730.23                              0.12
TOTAL:                                   2,388      $  418,379,184.49                            100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                   OCCUPANCY

                                                                                 % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
OCCUPANCY                             LOANS            OUTSTANDING                OUTSTANDING
---------                          -----------      -----------------    ------------------------------
Primary                                  2,172      $  385,193,263.69                             92.07%
Investment                                 192          28,836,805.83                              6.89
Second Home                                 24           4,349,114.97                              1.04
TOTAL:                                   2,388      $  418,379,184.49                            100.00%


                                  LOAN PURPOSE


                                                                                 % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
LOAN PURPOSE                          LOANS            OUTSTANDING                 OUTSTANDING
------------                       -----------      -----------------    ------------------------------
Equity Refinance                         1,132      $  210,577,373.22                             50.33%
Purchase                                 1,098         184,575,844.82                             44.12
Rate/Term Refinance                        158          23,225,966.45                              5.55
TOTAL:                                   2,388      $  418,379,184.49                            100.00%


                           CURRENT MORTGAGE LOAN RATE

                                                                                % OF AGGREGATE
                                     NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
         RANGE OF                  OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES           LOANS            OUTSTANDING                 OUTSTANDING
---------------------------        -----------      -----------------    ------------------------------
3.001% to 3.500%                             7      $      656,810.69                              0.16%
3.501% to 4.000%                            13           1,826,207.43                              0.44
4.001% to 4.500%                             2             317,740.00                              0.08
4.501% to 5.000%                            36           7,173,443.39                              1.71
5.001% to 5.500%                            98          25,003,242.40                              5.98
5.501% to 6.000%                           304          74,006,073.73                             17.69
6.001% to 6.500%                           364          82,571,019.68                             19.74
6.501% to 7.000%                           399          85,220,746.84                             20.37
7.001% to 7.500%                           230          41,163,717.83                              9.84
7.501% to 8.000%                           256          36,170,950.54                              8.65
8.001% to 8.500%                           131          20,029,735.91                              4.79
8.501% to 9.000%                           138          17,475,682.26                              4.18
9.001% to 9.500%                            71           6,261,504.18                              1.50
9.501% to 10.000%                          116           7,336,160.62                              1.75
10.001% to 10.500%                          71           4,450,374.94                              1.06
10.501% to 11.000%                          61           3,704,461.43                              0.89
11.001% to 11.500%                          36           2,284,403.22                              0.55
11.501% to 12.000%                          24           1,264,573.00                              0.30
12.001% to 12.500%                          13             574,759.95                              0.14
12.501% to 13.000%                          10             455,509.67                              0.11
13.001% to 13.500%                           5             370,809.86                              0.09
13.501% to 14.000%                           2              47,296.44                              0.01
14.001% to 14.500%                           1              13,960.48                              0.00
TOTAL:                                   2,388      $  418,379,184.49                            100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                                 % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
RANGE OF CURRENT                   OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS         LOANS             OUTSTANDING               OUTSTANDING
-----------------------------      -----------      -----------------    ------------------------------
0.01% to 10.00%                              1      $       49,847.16                              0.01%
10.01% to 20.00%                             1              49,647.35                              0.01
20.01% to 30.00%                             7             558,228.03                              0.13
30.01% to 40.00%                            16           2,591,677.25                              0.62
40.01% to 50.00%                            37           5,254,556.43                              1.26
50.01% to 60.00%                            55          10,276,136.63                              2.46
60.01% to 70.00%                           176          34,946,566.88                              8.35
70.01% to 80.00%                           918         198,961,104.43                             47.56
80.01% to 90.00%                           581         102,263,083.27                             24.44
90.01% to 100.00%                          580          61,565,721.59                             14.72
100.01% to 110.00%                          14           1,687,387.07                              0.40
110.01% to 120.00%                           2             175,228.40                              0.04
TOTAL:                                   2,388      $  418,379,184.49                            100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                            GEOGRAPHIC DISTRIBUTION

                                                                                 % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
STATE OR TERRITORY                    LOANS            OUTSTANDING                OUTSTANDING
------------------                 -----------      -----------------    ------------------------------
California                                 665      $  173,555,068.77                             41.48%
Florida                                    148          20,761,017.61                              4.96
Washington                                 104          17,959,664.26                              4.29
New York                                    93          16,862,616.28                              4.03
Maryland                                    77          16,218,379.21                              3.88
Texas                                      195          15,601,664.39                              3.73
New Jersey                                  76          15,191,219.83                              3.63
Nevada                                      65          14,072,220.98                              3.36
Virginia                                    77          13,576,193.86                              3.24
Pennsylvania                                71           9,505,469.39                              2.27
Arizona                                     65           9,492,499.45                              2.27
Oregon                                      54           8,916,527.19                              2.13
Colorado                                    55           8,800,983.99                              2.10
Illinois                                    64           8,537,107.58                              2.04
Massachusetts                               30           6,785,004.64                              1.62
Ohio                                        56           5,742,445.96                              1.37
Connecticut                                 30           5,131,168.96                              1.23
Michigan                                    42           4,656,553.13                              1.11
Georgia                                     39           4,426,713.89                              1.06
North Carolina                              42           3,933,430.42                              0.94
Tennessee                                   36           3,821,187.06                              0.91
Utah                                        21           3,101,253.38                              0.74
Rhode Island                                14           2,961,401.48                              0.71
Missouri                                    28           2,642,582.30                              0.63
Indiana                                     29           2,511,953.69                              0.60
Alabama                                     25           2,498,203.39                              0.60
Minnesota                                   11           2,219,038.90                              0.53
New Hampshire                                9           1,909,212.18                              0.46
South Carolina                              20           1,688,060.00                              0.40
District of Columbia                         6           1,469,661.19                              0.35
Maine                                        9           1,290,957.39                              0.31
Kentucky                                    13           1,279,307.65                              0.31
Wisconsin                                   12           1,234,816.76                              0.30
Mississippi                                 14           1,079,140.77                              0.26
Alaska                                       5           1,030,411.96                              0.25
New Mexico                                  10           1,024,651.31                              0.24
Kansas                                       9             970,130.14                              0.23
Louisiana                                   11             795,524.22                              0.19
Delaware                                     5             780,207.21                              0.19
Oklahoma                                    12             723,399.58                              0.17
Iowa                                         9             652,896.82                              0.16
Arkansas                                     8             588,487.47                              0.14
Nebraska                                     6             552,178.04                              0.13
Hawaii                                       2             418,145.16                              0.10
Wyoming                                      3             383,593.53                              0.09
Idaho                                        4             317,204.63                              0.08
West Virginia                                5             286,108.80                              0.07
Vermont                                      3             279,279.12                              0.07
Montana                                      1             144,240.57                              0.03
TOTAL:                                   2,388      $  418,379,184.49                            100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                               LOAN DOCUMENTATION

                                                                               % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE           MORTGAGE LOANS
DOCUMENTATION LEVEL                   LOANS            OUTSTANDING                OUTSTANDING
-------------------                -----------      -----------------    ------------------------------
Stated Income                              930      $  187,544,357.09                             44.83%
Full Documentation                       1,042         170,210,059.85                             40.68
Limited Documentation                      206          39,554,440.38                              9.45
No Documentation                           182          17,028,283.10                              4.07
Alternate Documentation                     16           2,972,359.79                              0.71
Missing Documentation                        7             561,009.91                              0.13
Streamlined Documentation                    5             508,674.37                              0.12
TOTAL:                                   2,388      $  418,379,184.49                            100.00%


                               PERFORMANCE STATUS


                                                                                 % OF AGGREGATE
                                     NUMBER              AGGREGATE       PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE            MORTGAGE LOANS
PERFORMANCE STATUS                    LOANS            OUTSTANDING                OUTSTANDING
------------------                 -----------      -----------------    ------------------------------
Current                                  2,388      $  418,379,184.49                            100.00%
TOTAL:                                   2,388      $  418,379,184.49                            100.00%


                            PREPAYMENT PENALTY TERM

                                                                                 % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE      PRINCIPAL BALANCE             MORTGAGE LOANS
PREPAYMENT PENALTY TERM               LOANS            OUTSTANDING                  OUTSTANDING
-----------------------            -----------      -----------------    ------------------------------
12 months                                  119      $   25,301,707.66                              6.05%
24 months                                  886         185,664,080.91                             44.38
30 months                                    1             298,700.58                              0.07
36 months                                  574          93,933,701.59                             22.45
48 months                                    6             935,856.17                              0.22
60 months                                  181          35,275,721.19                              8.43
105 months                                   1              40,622.02                              0.01
No Prepayment Penalty                      620          76,928,794.37                             18.39
TOTAL:                                   2,388      $  418,379,184.49                            100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
                                                     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                             C-BASS SERIES 2005-CB3
              GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                  TOTAL          MINIMUM         MAXIMUM
-------                                                           ----------------     ---------      -----------
Aggregate Current Principal Balance                               $ 297,725,683.46
Number of Mortgage Loans                                                     1,370
(1)Average Outstanding Principal Balance                          $     217,318.02     $27,718.82     $996,224.65
(1)Average Original Loan Balance                                  $     218,071.24     $28,000.00     $999,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                     80.76%         13.07%         100.00%
(1)Weighted Average Loan Rate                                                6.768%         3.990%         11.750%
(1)Weighted Average Gross Margin                                             5.828%         2.000%          9.600%
(1)Weighted Average Initial Periodic Cap                                     2.872%         1.000%          6.000%
(1)Weighted Average Subsequent Periodic Cap                                  1.039%         1.000%          2.000%
(1),(2),(4)Weighted Average Minimum Interest Rate                            6.768%         1.250%         11.550%
(1)Weighted Average Maximum Interest Rate                                   12.942%         8.000%         18.750%
(1)Weighted Average Original Term to Maturity (months)                         360            360             360
(1)Weighted Average Remaining Term to Stated Maturity (months)                 354            281             359
(1)Weighted Average Term to Roll (months)                                       22              1              70
(1),(3)Weighted Average Credit Score                                           643            455             804

(1)Average or Weighted Average reflected in Total.

(2)77.72% of the Group I Mortgage Loans have minimum interest rates.

(3)100.00% of the Group I Mortgage Loans have Credit Scores.

(4)Non-zero Weighted Average and Minimum value.

                                                                         PERCENT OF CUT-OFF DATE
                                              RANGE                         PRINCIPAL BALANCE
                                              -----                      -----------------------
PRODUCT TYPE                                  Fully Amortizing                   100.00%
                                              Balloon Payment                      0.00%

LIEN                                          First                              100.00%
                                              Second                               0.00%

ADJUSTMENT TYPE                               Fixed                                0.00%
                                              ARMs                               100.00%

PAYMENT TYPE                                  Actuarial                           54.20%
                                              Interest Only                       45.80%
                                              Simple Interest                      0.00%

INDEX                                         6 Month LIBOR                       97.92%
                                              Other Indices                        2.08%

GEOGRAPHIC DISTRIBUTION                       California                          49.70%
                                              Washington                           4.96%
                                              Florida                              4.15%
                                              Nevada                               3.80%
                                              New Jersey                           3.36%

LARGEST ZIP CODE CONCENTRATION                94565                                0.55%

SUB-PRIME LOANS                                                                   78.01%

FHA-VA LOANS                                                                       0.56%

SELLER FINANCED LOANS                                                              0.00%

LOANS WITH BORROWER PMI                                                            0.13%

LOANS WITH PREPAYMENT PENALTIES                                                   85.39%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                               PRINCIPAL BALANCE

                                                                             % OF AGGREGATE
                                     NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE     GROUP I MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING         LOANS            OUTSTANDING             OUTSTANDING
-----------------------------      -----------      -----------------    -------------------------
$1 to $50,000                               21      $      906,946.93                         0.30%
$50,001 to $100,000                        228          17,403,955.17                         5.85
$100,001 to $150,000                       254          31,488,880.53                        10.58
$150,001 to $200,000                       240          42,056,676.62                        14.13
$200,001 to $250,000                       170          38,028,813.08                        12.77
$250,001 to $300,000                       144          39,375,862.54                        13.23
$300,001 to $350,000                        99          31,978,196.00                        10.74
$350,001 to $400,000                        82          30,742,744.72                        10.33
$400,001 to $450,000                        56          23,900,166.21                         8.03
$450,001 to $500,000                        30          14,296,685.36                         4.80
$500,001 to $550,000                        18           9,445,596.70                         3.17
$550,001 to $600,000                        15           8,592,508.18                         2.89
$600,001 to $650,000                         4           2,521,668.50                         0.85
$650,001 to $700,000                         2           1,376,500.00                         0.46
$700,001 to $750,000                         2           1,438,954.39                         0.48
$750,001 to $800,000                         2           1,560,325.69                         0.52
$800,001 to $850,000                         2           1,614,978.19                         0.54
$950,001 to $1,000,000                       1             996,224.65                         0.33
TOTAL:                                   1,370      $  297,725,683.46                       100.00%

                                  CREDIT SCORE

                                                                              % OF AGGREGATE
                                     NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
CREDIT SCORE                          LOANS            OUTSTANDING            OUTSTANDING
------------                       -----------      -----------------    ------------------------
441 to 460                                   5      $      870,204.15                        0.29%
461 to 480                                  14           2,501,871.19                        0.84
481 to 500                                  17           3,231,584.47                        1.09
501 to 520                                  34           5,185,115.10                        1.74
521 to 540                                  64          10,517,580.65                        3.53
541 to 560                                  92          17,544,269.39                        5.89
561 to 580                                 108          21,237,552.83                        7.13
581 to 600                                 103          19,776,932.45                        6.64
601 to 620                                 143          27,965,468.64                        9.39
621 to 640                                 151          32,197,398.28                       10.81
641 to 660                                 128          30,128,356.14                       10.12
661 to 680                                 126          29,191,987.88                        9.80
681 to 700                                 121          30,800,950.20                       10.35
701 to 720                                 106          25,525,501.07                        8.57
721 to 740                                  63          16,334,469.15                        5.49
741 to 760                                  58          16,141,007.62                        5.42
761 to 780                                  26           6,462,509.19                        2.17
781 to 800                                   9           1,830,869.19                        0.61
801 to 820                                   2             282,055.87                        0.09
TOTAL:                                   1,370      $  297,725,683.46                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                           ORIGINAL TERM TO MATURITY

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY          OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
        (MONTHS)                      LOANS            OUTSTANDING             OUTSTANDING
-------------------------          -----------      -----------------    ------------------------
349 to 360                               1,370      $  297,725,683.46                      100.00%
TOTAL:                                   1,370      $  297,725,683.46                      100.00%


                       REMAINING TERM TO STATED MATURITY

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY  OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
            (MONTHS)                  LOANS            OUTSTANDING             OUTSTANDING
---------------------------------  -----------      -----------------    ------------------------
277 to 288                                   2      $      142,089.31                        0.05%
289 to 300                                   5             444,554.26                        0.15
325 to 336                                   1             104,618.76                        0.04
337 to 348                                 361          65,383,165.29                       21.96
349 to 360                                1001         231,651,255.84                       77.81
TOTAL:                                   1,370      $  297,725,683.46                      100.00%

                                 PROPERTY TYPE

                                                                              % OF AGGREGATE
                                      NUMBER             AGGREGATE       PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
PROPERTY TYPE                         LOANS            OUTSTANDING              OUTSTANDING
-------------                      -----------      -----------------    ------------------------
Single Family                              948      $  211,320,438.09                       70.98%
PUD                                        154          37,000,786.82                       12.43
Condominium                                 88          17,758,493.97                        5.96
2-Family                                    61          15,294,551.76                        5.14
Manufactured Housing                        94           9,317,748.86                        3.13
4-Family                                     8           3,388,657.74                        1.14
3-Family                                    13           3,214,165.77                        1.08
Townhouse                                    4             430,840.45                        0.14
TOTAL:                                   1,370      $  297,725,683.46                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                   OCCUPANCY

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
OCCUPANCY                             LOANS            OUTSTANDING           OUTSTANDING
---------                          -----------      -----------------    ------------------------
Primary                                  1,240      $  272,777,590.89                       91.62%
Investment                                 117          21,672,382.90                        7.28
Second Home                                 13           3,275,709.67                        1.10
TOTAL:                                   1,370      $  297,725,683.46                      100.00%


                                  LOAN PURPOSE

                                                                            % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
LOAN PURPOSE                          LOANS            OUTSTANDING            OUTSTANDING
------------                       -----------      -----------------    ------------------------
Equity Refinance                           660      $  143,692,411.36                       48.26%
Purchase                                   635         141,855,756.13                       47.65
Rate/Term Refinance                         75          12,177,515.97                        4.09
TOTAL:                                   1,370      $  297,725,683.46                      100.00%


                           CURRENT MORTGAGE LOAN RATE


                                                                               % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
         RANGE OF                  OF MORTGAGE      PRINCIPAL BALANCE     GROUP I MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES           LOANS            OUTSTANDING              OUTSTANDING
---------------------------        -----------      -----------------    -------------------------
3.501% to 4.000%                             6      $    1,258,794.07                         0.42%
4.001% to 4.500%                             2             317,740.00                         0.11
4.501% to 5.000%                            22           5,607,905.33                         1.88
5.001% to 5.500%                            72          17,970,991.12                         6.04
5.501% to 6.000%                           187          51,670,887.27                        17.36
6.001% to 6.500%                           249          61,853,398.85                        20.78
6.501% to 7.000%                           266          64,037,545.16                        21.51
7.001% to 7.500%                           173          34,687,796.52                        11.65
7.501% to 8.000%                           144          25,083,052.86                         8.42
8.001% to 8.500%                            88          14,711,426.04                         4.94
8.501% to 9.000%                            78          12,341,340.29                         4.15
9.001% to 9.500%                            41           4,248,676.21                         1.43
9.501% to 10.000%                           17           1,845,859.25                         0.62
10.001% to 10.500%                          11             850,817.22                         0.29
10.501% to 11.000%                           7             550,819.60                         0.19
11.001% to 11.500%                           5             484,658.27                         0.16
11.501% to 12.000%                           2             203,975.40                         0.07
TOTAL:                                   1,370      $  297,725,683.46                       100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
      RANGE OF CURRENT             OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS         LOANS            OUTSTANDING            OUTSTANDING
-----------------------------      -----------      -----------------    -------------------------
10.01% to 20.00%                             1      $       49,647.35                         0.02%
20.01% to 30.00%                             3             147,507.41                         0.05
30.01% to 40.00%                             5             613,671.50                         0.21
40.01% to 50.00%                            14           2,235,464.75                         0.75
50.01% to 60.00%                            34           7,155,491.78                         2.40
60.01% to 70.00%                           113          24,717,956.32                         8.30
70.01% to 80.00%                           671         159,061,678.33                        53.43
80.01% to 90.00%                           373          75,363,749.37                        25.31
90.01% to 100.00%                          156          28,380,516.65                         9.53
TOTAL:                                   1,370      $  297,725,683.46                       100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                            GEOGRAPHIC DISTRIBUTION

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
STATE OR TERRITORY                    LOANS            OUTSTANDING             OUTSTANDING
------------------                 -----------      -----------------    -------------------------
California                                 489      $  147,960,796.88                        49.70%
Washington                                  81          14,779,804.55                         4.96
Florida                                     81          12,341,896.31                         4.15
Nevada                                      47          11,319,948.24                         3.80
New Jersey                                  44          10,004,288.31                         3.36
Virginia                                    39           9,260,566.04                         3.11
Maryland                                    39           8,478,433.23                         2.85
Texas                                       73           7,794,638.23                         2.62
Arizona                                     48           7,466,994.71                         2.51
Colorado                                    39           7,088,229.02                         2.38
Oregon                                      37           7,058,696.38                         2.37
New York                                    25           6,662,094.15                         2.24
Illinois                                    36           5,889,132.51                         1.98
Pennsylvania                                34           5,178,903.06                         1.74
Massachusetts                               18           4,682,615.96                         1.57
Michigan                                    26           2,756,516.04                         0.93
Georgia                                     21           2,651,880.85                         0.89
Utah                                        14           2,518,467.10                         0.85
North Carolina                              23           2,511,902.99                         0.84
Tennessee                                   19           2,390,172.71                         0.80
Connecticut                                 10           1,906,560.54                         0.64
Minnesota                                    7           1,779,655.85                         0.60
Ohio                                        14           1,399,589.44                         0.47
New Hampshire                                5           1,341,958.54                         0.45
Rhode Island                                 6           1,297,758.82                         0.44
Missouri                                    12           1,151,310.48                         0.39
District of Columbia                         3           1,115,423.34                         0.37
Indiana                                     12           1,021,791.60                         0.34
Alaska                                       4             961,965.73                         0.32
South Carolina                               8             827,735.20                         0.28
Wisconsin                                    6             754,462.55                         0.25
Alabama                                      6             689,700.08                         0.23
Mississippi                                  5             494,963.12                         0.17
Oklahoma                                     6             482,249.62                         0.16
Kansas                                       3             462,381.61                         0.16
Kentucky                                     6             452,821.59                         0.15
Louisiana                                    6             446,202.57                         0.15
Hawaii                                       2             418,145.16                         0.14
Nebraska                                     3             334,599.39                         0.11
Idaho                                        4             317,204.63                         0.11
Arkansas                                     2             274,211.35                         0.09
Delaware                                     1             206,182.77                         0.07
New Mexico                                   2             182,624.70                         0.06
Vermont                                      1             167,214.78                         0.06
Wyoming                                      1             151,502.16                         0.05
Maine                                        1             147,250.00                         0.05
Montana                                      1             144,240.57                         0.05
TOTAL:                                   1,370      $  297,725,683.46                       100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

                                                                              % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
DOCUMENTATION LEVEL                   LOANS             OUTSTANDING           OUTSTANDING
-------------------                -----------      -----------------    ------------------------
Stated Income                              614      $  152,068,166.01                       51.08%
Full Documentation                         566         104,173,055.86                       34.99
Limited Documentation                      156          34,014,414.92                       11.42
No Documentation                            20           4,566,549.42                        1.53
Alternate Documentation                     12           2,695,962.76                        0.91
Streamlined Documentation                    2             207,534.49                        0.07
TOTAL:                                   1,370      $  297,725,683.46                      100.00%

                               PERFORMANCE STATUS

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
PERFORMANCE STATUS                    LOANS            OUTSTANDING             OUTSTANDING
------------------                 -----------      -----------------    ------------------------
Current                                  1,370      $  297,725,683.46                      100.00%
TOTAL:                                   1,370      $  297,725,683.46                      100.00%


                            PREPAYMENT PENALTY TERM

                                                                              % OF AGGREGATE
                                     NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
PREPAYMENT PENALTY TERM               LOANS            OUTSTANDING             OUTSTANDING
-----------------------            -----------      -----------------    ------------------------
12 months                                   82      $    21,365,622.83                        7.18%
24 months                                  760          176,503,326.48                       59.28
30 months                                    1              298,700.58                        0.10
36 months                                  283           52,863,016.93                       17.76
60 months                                   15            3,185,493.87                        1.07
No Prepayment Penalty                      229           43,509,522.77                       14.61
TOTAL:                                   1,370      $   297,725,683.46                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                                  GROSS MARGIN


                                                                              % OF AGGREGATE
                                     NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
  RANGE OF                         OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
GROSS MARGINS                         LOANS            OUTSTANDING             OUTSTANDING
-------------                      -----------      -----------------    ------------------------
1.501% to 2.000%                             7      $    1,052,380.65                        0.35%
2.001% to 2.500%                            18           4,653,262.88                        1.56
2.501% to 3.000%                            11           1,543,899.56                        0.52
3.001% to 3.500%                             6           1,629,393.74                        0.55
3.501% to 4.000%                            20           5,090,436.86                        1.71
4.001% to 4.500%                            22           5,075,833.13                        1.70
4.501% to 5.000%                           175          37,956,108.18                       12.75
5.001% to 5.500%                           224          57,192,707.78                       19.21
5.501% to 6.000%                           274          62,177,233.81                       20.88
6.001% to 6.500%                           248          49,979,856.25                       16.79
6.501% to 7.000%                           208          43,214,744.15                       14.51
7.001% to 7.500%                            84          17,854,083.04                        6.00
7.501% to 8.000%                            45           7,228,211.66                        2.43
8.001% to 8.500%                            19           2,269,498.95                        0.76
8.501% to 9.000%                             3             244,288.07                        0.08
9.001% to 9.500%                             5             512,018.25                        0.17
9.501% to 10.000%                            1              51,726.50                        0.02
TOTAL:                                   1,370      $  297,725,683.46                      100.00%


                           INITIAL PERIODIC RATE CAP


                                                                             % OF AGGREGATE
                                     NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
INITIAL PERIODIC RATE CAP             LOANS            OUTSTANDING             OUTSTANDING
-------------------------          -----------      -----------------    ------------------------
    1.000%                                 105      $   12,982,110.10                        4.36%
    1.500%                                  30           6,714,711.33                        2.26
    2.000%                                  67          13,163,440.94                        4.42
    3.000%                               1,148         259,876,883.14                       87.29
    5.000%                                  14           3,952,853.98                        1.33
    6.000%                                   6           1,035,683.97                        0.35
TOTAL:                                   1,370      $  297,725,683.46                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                          SUBSEQUENT PERIODIC RATE CAP

                                                                              % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
SUBSEQUENT PERIODIC RATE CAP          LOANS            OUTSTANDING             OUTSTANDING
----------------------------       -----------      -----------------    ------------------------
1.000%                                   1,272      $  279,910,615.77                       94.02%
1.500%                                      71          12,671,561.28                        4.26
2.000%                                      27           5,143,506.41                        1.73
TOTAL:                                   1,370      $  297,725,683.46                      100.00%


                             MAXIMUM MORTGAGE RATE


                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
       RANGE OF                    OF MORTGAGE      PRINCIPAL BALANCE     GROUP I MORTGAGE LOANS
MAXIMUM MORTGAGE RATES                LOANS            OUTSTANDING             OUTSTANDING
----------------------             -----------      -----------------    ------------------------
7.501% to 8.000%                             2      $      296,271.82                        0.10%
8.001% to 8.500%                             1             141,689.51                        0.05
8.501% to 9.000%                             4             844,846.76                        0.28
9.001% to 9.500%                             2             393,352.15                        0.13
9.501% to 10.000%                           13           3,191,543.14                        1.07
10.001% to 10.500%                           4           1,006,104.63                        0.34
10.501% to 11.000%                          11           2,576,840.54                        0.87
11.001% to 11.500%                          55          13,735,689.81                        4.61
11.501% to 12.000%                         159          41,544,846.09                       13.95
12.001% to 12.500%                         201          51,769,874.85                       17.39
12.501% to 13.000%                         269          66,586,477.93                       22.37
13.001% to 13.500%                         173          36,587,355.62                       12.29
13.501% to 14.000%                         152          30,405,740.64                       10.21
14.001% to 14.500%                         111          19,345,779.69                        6.50
14.501% to 15.000%                          73          11,538,176.37                        3.88
15.001% to 15.500%                          75          11,320,222.73                        3.80
15.501% to 16.000%                          22           2,813,962.50                        0.95
16.001% to 16.500%                          24           2,132,984.98                        0.72
16.501% to 17.000%                           7             383,597.28                        0.13
17.001% to 17.500%                           6             604,142.21                        0.20
17.501% to 18.000%                           3             278,729.12                        0.09
18.001% to 18.500%                           2             177,282.14                        0.06
18.501% to 19.000%                           1              50,172.95                        0.02
TOTAL:                                   1,370      $  297,725,683.46                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                             MINIMUM MORTGAGE RATE

                                                                            % OF AGGREGATE
                                      NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE
       RANGE OF                    OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
MINIMUM MORTGAGE RATES                LOANS            OUTSTANDING            OUTSTANDING
----------------------             -----------      -----------------    -------------------------
No Minimum Rate                            288      $   66,325,516.72                        22.28%
1.001% to 1.500%                             1              88,771.29                         0.03
2.001% to 2.500%                            10           3,299,030.31                         1.11
2.501% to 3.000%                             1             231,994.90                         0.08
3.001% to 3.500%                             3             850,989.51                         0.29
3.501% to 4.000%                             2             500,457.98                         0.17
4.001% to 4.500%                             4             568,595.37                         0.19
4.501% to 5.000%                            11           2,561,905.57                         0.86
5.001% to 5.500%                            52          13,514,939.41                         4.54
5.501% to 6.000%                           131          36,663,232.44                        12.31
6.001% to 6.500%                           185          45,867,375.92                        15.41
6.501% to 7.000%                           200          47,133,248.58                        15.83
7.001% to 7.500%                           142          28,222,629.82                         9.48
7.501% to 8.000%                           122          20,817,912.24                         6.99
8.001% to 8.500%                            78          13,117,477.64                         4.41
8.501% to 9.000%                            70          11,151,469.94                         3.75
9.001% to 9.500%                            34           3,511,515.98                         1.18
9.501% to 10.000%                           15           1,452,134.63                         0.49
10.001% to 10.500%                           9             697,586.30                         0.23
10.501% to 11.000%                           7             550,819.60                         0.19
11.001% to 11.500%                           4             444,276.86                         0.15
11.501% to 12.000%                           1             153,802.45                         0.05
TOTAL:                                   1,370      $  297,725,683.46                       100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                        NEXT LOAN RATE ADJUSTMENT MONTH

                                                                             % OF AGGREGATE
                                      NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE
 NEXT LOAN RATE                    OF MORTGAGE      PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
ADJUSTMENT MONTH                      LOANS            OUTSTANDING             OUTSTANDING
----------------                   -----------      -----------------    ------------------------
June 2005                                    5      $    1,210,572.04                        0.41%
July 2005                                    8           1,071,665.37                        0.36
August 2005                                  1             376,039.87                        0.13
September 2005                               5             667,151.64                        0.22
October 2005                                32           4,451,140.98                        1.50
November 2005                               34           4,343,665.58                        1.46
December 2005                               29           3,134,120.00                        1.05
January 2006                                21           2,646,875.39                        0.89
February 2006                                7           1,189,145.72                        0.40
March 2006                                  21           4,311,960.14                        1.45
April 2006                                 107          21,945,684.77                        7.37
May 2006                                    47          10,885,095.02                        3.66
June 2006                                    3             279,273.88                        0.09
July 2006                                   10           1,570,264.87                        0.53
August 2006                                  9           1,832,489.20                        0.62
September 2006                               9           2,801,227.47                        0.94
October 2006                                 9           1,690,148.50                        0.57
November 2006                               57          13,576,562.33                        4.56
December 2006                               97          26,045,401.55                        8.75
January 2007                               230          57,289,767.53                       19.24
February 2007                              101          23,180,251.74                        7.79
March 2007                                 119          28,529,900.62                        9.58
April 2007                                  65          13,586,678.42                        4.56
May 2007                                    11           1,298,406.84                        0.44
June 2007                                    3             601,046.78                        0.20
July 2007                                    3             450,970.77                        0.15
September 2007                               5             711,478.28                        0.24
October 2007                                 4             395,963.39                        0.13
November 2007                               28           6,143,071.90                        2.06
December 2007                               98          18,594,438.31                        6.25
January 2008                               110          21,998,041.18                        7.39
February 2008                               12           3,412,136.82                        1.15
March 2008                                  19           4,529,773.31                        1.52
April 2008                                   6           1,083,141.76                        0.36
October 2008                                 3           1,220,850.86                        0.41
December 2008                                1              78,357.55                        0.03
January 2009                                 1             228,834.28                        0.08
February 2009                                1             188,436.72                        0.06
March 2009                                   7           1,234,341.71                        0.41
April 2009                                  10           2,300,478.42                        0.77
May 2009                                     6           1,812,673.21                        0.61
September 2009                               1             515,200.00                        0.17
October 2009                                 1             580,940.40                        0.20
November 2009                                1             141,000.00                        0.05
December 2009                                4           1,006,059.09                        0.34
January 2010                                 3             860,504.72                        0.29
February 2010                                2             729,867.60                        0.25
March 2010                                   2             551,734.91                        0.19
September 2010                               1             315,000.00                        0.11
March 2011                                   1             127,852.02                        0.04
TOTAL:                                   1,370      $  297,725,683.46                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                             C-BASS SERIES 2005-CB3
             GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                    TOTAL            MINIMUM           MAXIMUM
-------                                                             ----------------       ---------        ----------
Aggregate Current Principal Balance                                 $ 120,653,501.03
Number of Mortgage Loans                                                       1,018
(1)Average Outstanding Principal Balance                            $     118,520.14       $ 9,598.93       $798,203.11
(1)Average Original Loan Balance                                    $     119,459.17       $10,000.00       $800,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                       82.11%            7.79%           122.72%
(1)Weighted Average Loan Rate                                                  7.284%           3.500%           14.375%
(1)Weighted Average Original Term to Maturity (months)                           324               59               361
(1)Weighted Average Remaining Term to Stated Maturity (months)                   318               42               360
(1),(2)Weighted Average Credit Score                                             652              461               813

(1)Average or Weighted Average reflected in Total.

(2)98.99% of the Group II Mortgage Loans have Credit Scores.


                                                                                PERCENT OF CUT-OFF DATE
                                                          RANGE                   PRINCIPAL BALANCE
                                                          -----                 -----------------------
PRODUCT TYPE                                         Fully Amortizing                  89.68%
                                                     Balloon Payment                   10.32%

LIEN                                                 First                             86.64%
                                                     Second                            13.36%

ADJUSTMENT TYPE                                      Fixed                            100.00%
                                                     ARM                                0.00%

PAYMENT TYPE                                         Actuarial                         96.86%
                                                     Interest Only                      3.08%
                                                     Simple Interest                    0.05%

GEOGRAPHIC DISTRIBUTION                              California                        21.21%
                                                     New York                           8.45%
                                                     Florida                            6.98%
                                                     Texas                              6.47%
                                                     Maryland                           6.42%

LARGEST ZIP CODE CONCENTRATION                       91390                              0.77%

SUB-PRIME LOANS                                                                        48.54%

FHA-VA LOANS                                                                            3.19%

SELLER FINANCED LOANS                                                                   7.59%

LOANS WITH BORROWER PMI                                                                 1.17%

LOANS WITH PREPAYMENT PENALTIES                                                        72.30%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                               PRINCIPAL BALANCE

                                                                              % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING         LOANS            OUTSTANDING             OUTSTANDING
-----------------------------      -----------      -----------------    ------------------------
$1 to $50,000                              220      $    7,197,583.13                        5.97%
$50,001 to $100,000                        347          25,349,631.44                       21.01
$100,001 to $150,000                       193          23,970,828.81                       19.87
$150,001 to $200,000                       113          19,728,362.55                       16.35
$200,001 to $250,000                        49          10,854,303.80                        9.00
$250,001 to $300,000                        42          11,331,523.37                        9.39
$300,001 to $350,000                        21           6,939,715.12                        5.75
$350,001 to $400,000                        15           5,550,397.56                        4.60
$400,001 to $450,000                         4           1,723,118.20                        1.43
$450,001 to $500,000                         4           1,893,437.64                        1.57
$500,001 to $550,000                         4           2,090,578.15                        1.73
$550,001 to $600,000                         2           1,126,604.92                        0.93
$600,001 to $650,000                         1             609,869.37                        0.51
$700,001 to $750,000                         2           1,489,343.86                        1.23
$750,001 to $800,000                         1             798,203.11                        0.66
TOTAL:                                   1,018      $  120,653,501.03                      100.00%


                                  CREDIT SCORE

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
CREDIT SCORES                         LOANS            OUTSTANDING             OUTSTANDING
-------------                      -----------      -----------------    ------------------------
Not Available(1)                            19      $    1,221,493.99                        1.01%
461 to 480                                   2             217,010.46                        0.18
481 to 500                                   7             627,424.94                        0.52
501 to 520                                  18           1,223,275.21                        1.01
521 to 540                                  32           2,220,149.43                        1.84
541 to 560                                  35           4,038,278.01                        3.35
561 to 580                                  58           6,662,732.66                        5.52
581 to 600                                  68           8,864,600.57                        7.35
601 to 620                                 111          12,612,617.70                       10.45
621 to 640                                 134          15,678,560.83                       12.99
641 to 660                                 139          18,887,714.49                       15.65
661 to 680                                 121          13,704,791.86                       11.36
681 to 700                                  87          10,530,311.07                        8.73
701 to 720                                  63           6,563,463.87                        5.44
721 to 740                                  34           4,562,564.99                        3.78
741 to 760                                  48           5,892,343.61                        4.88
761 to 780                                  26           4,531,843.56                        3.76
781 to 800                                  13           2,122,975.31                        1.76
801 to 820                                   3             491,348.47                        0.41
TOTAL:                                   1,018      $  120,653,501.03                      100.00%

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                           ORIGINAL TERM TO MATURITY

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY          OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
        (MONTHS)                      LOANS            OUTSTANDING             OUTSTANDING
-------------------------          -----------      -----------------    ------------------------
49 to 60                                     2      $      114,019.62                        0.09%
85 to 96                                     1              60,561.51                        0.05
97 to 108                                    1              40,622.02                        0.03
109 to 120                                  12             455,257.40                        0.38
121 to 132                                   2              70,114.94                        0.06
133 to 144                                   3              92,613.68                        0.08
145 to 156                                   2             265,052.53                        0.22
157 to 168                                   3             133,568.12                        0.11
169 to 180                                 264          17,620,674.64                       14.60
181 to 192                                   9             624,000.09                        0.52
193 to 204                                   1              59,765.17                        0.05
205 to 216                                   4             196,892.48                        0.16
217 to 228                                   3             121,724.56                        0.10
229 to 240                                  85           5,025,332.77                        4.17
253 to 264                                   1              42,490.37                        0.04
265 to 276                                   2              89,681.81                        0.07
289 to 300                                  12           1,396,765.14                        1.16
301 to 312                                   5             438,765.04                        0.36
313 to 324                                   5             262,027.17                        0.22
325 to 336                                   2             138,088.52                        0.11
337 to 348                                   8             831,550.53                        0.69
349 to 360                                 588          92,210,983.66                       76.43
361 to 372                                   3             362,949.26                        0.30
TOTAL:                                   1,018      $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                       REMAINING TERM TO STATED MATURITY

                                                                             % OF AGGREGATE
                                     NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY  OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
          (MONTHS)                    LOANS            OUTSTANDING             OUTSTANDING
---------------------------------  -----------      -----------------    ------------------------
37 to 48                                     1      $       66,521.53                        0.06%
49 to 60                                     2              57,097.02                        0.05
73 to 84                                     1              60,561.51                        0.05
97 to 108                                    4             176,186.85                        0.15
109 to 120                                   9             344,115.30                        0.29
121 to 132                                   3              98,083.85                        0.08
133 to 144                                   2              87,064.73                        0.07
145 to 156                                   3             312,359.97                        0.26
157 to 168                                  45           3,707,650.91                        3.07
169 to 180                                 226          14,479,539.50                       12.00
181 to 192                                   6             241,379.42                        0.20
193 to 204                                   3             130,142.51                        0.11
205 to 216                                   4             302,728.49                        0.25
217 to 228                                  14             830,922.50                        0.69
229 to 240                                  70           4,016,195.07                        3.33
253 to 264                                   3             132,172.18                        0.11
265 to 276                                   4             225,055.18                        0.19
277 to 288                                   2             135,038.49                        0.11
289 to 300                                  10           1,286,562.70                        1.07
301 to 312                                   7             520,675.39                        0.43
313 to 324                                   4             251,560.67                        0.21
325 to 336                                  10           1,171,713.89                        0.97
337 to 348                                 143          19,292,948.16                       15.99
349 to 360                                 442          72,727,225.21                       60.28
TOTAL:                                   1,018      $  120,653,501.03                      100.00%


                                 PROPERTY TYPE

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
PROPERTY TYPE                         LOANS            OUTSTANDING             OUTSTANDING
-------------                      -----------      -----------------    ------------------------
Single Family                              761      $   92,161,372.83                       76.39%
PUD                                        100          13,092,416.25                       10.85
2-Family                                    42           4,786,892.83                        3.97
Condominium                                 59           4,784,464.19                        3.97
Manufactured Housing                        37           3,619,706.21                        3.00
4-Family                                     9           1,281,568.81                        1.06
3-Family                                     9             875,190.13                        0.73
Townhouse                                    1              51,889.78                        0.04
TOTAL:                                   1,018      $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                                   OCCUPANCY


                                                                                 % OF AGGREGATE
                                        NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE
                                      OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
OCCUPANCY                                LOANS            OUTSTANDING             OUTSTANDING
---------                             -----------      -----------------    ------------------------
Primary                                       932      $  112,415,672.80                       93.17%
Investment                                     75           7,164,422.93                        5.94
Second Home                                    11           1,073,405.30                        0.89
TOTAL:                                      1,018      $  120,653,501.03                      100.00%


                                  LOAN PURPOSE

                                                                                % OF AGGREGATE
                                         NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                      OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
LOAN PURPOSE                             LOANS            OUTSTANDING             OUTSTANDING
------------                          -----------      -----------------    ------------------------
Equity Refinance                              472      $   66,884,961.86                       55.44%
Purchase                                      463          42,720,088.69                       35.41
Rate/Term Refinance                            83          11,048,450.48                        9.16
TOTAL:                                      1,018      $  120,653,501.03                      100.00%


                           CURRENT MORTGAGE LOAN RATE

                                                                                % OF AGGREGATE
                                        NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE
                                      OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
RANGE OF CURRENT MORTGAGE LOAN RATE      LOANS            OUTSTANDING             OUTSTANDING
-----------------------------------   -----------      -----------------    ------------------------
3.001% to 3.500%                                7      $      656,810.69                        0.54%
3.501% to 4.000%                                7             567,413.36                        0.47
4.501% to 5.000%                               14           1,565,538.06                        1.30
5.001% to 5.500%                               26           7,032,251.28                        5.83
5.501% to 6.000%                              117          22,335,186.46                       18.51
6.001% to 6.500%                              115          20,717,620.83                       17.17
6.501% to 7.000%                              133          21,183,201.68                       17.56
7.001% to 7.500%                               57           6,475,921.31                        5.37
7.501% to 8.000%                              112          11,087,897.68                        9.19
8.001% to 8.500%                               43           5,318,309.87                        4.41
8.501% to 9.000%                               60           5,134,341.97                        4.26
9.001% to 9.500%                               30           2,012,827.97                        1.67
9.501% to 10.000%                              99           5,490,301.37                        4.55
10.001% to 10.500%                             60           3,599,557.72                        2.98
10.501% to 11.000%                             54           3,153,641.83                        2.61
11.001% to 11.500%                             31           1,799,744.95                        1.49
11.501% to 12.000%                             22           1,060,597.60                        0.88
12.001% to 12.500%                             13             574,759.95                        0.48
12.501% to 13.000%                             10             455,509.67                        0.38
13.001% to 13.500%                              5             370,809.86                        0.31
13.501% to 14.000%                              2              47,296.44                        0.04
14.001% to 14.500%                              1              13,960.48                        0.01
TOTAL:                                      1,018      $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
RANGE OF CURRENT COMBINED          OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
   LOAN-TO-VALUE RATIO                LOANS            OUTSTANDING             OUTSTANDING
-------------------------          -----------      -----------------    ------------------------
0.01% to 10.00%                              1      $       49,847.16                        0.04%
20.01% to 30.00%                             4             410,720.62                        0.34
30.01% to 40.00%                            11           1,978,005.75                        1.64
40.01% to 50.00%                            23           3,019,091.68                        2.50
50.01% to 60.00%                            21           3,120,644.85                        2.59
60.01% to 70.00%                            63          10,228,610.56                        8.48
70.01% to 80.00%                           247          39,899,426.10                       33.07
80.01% to 90.00%                           208          26,899,333.90                       22.29
90.01% to 100.00%                          424          33,185,204.94                       27.50
100.01% to 110.00%                          14           1,687,387.07                        1.40
120.01% to 130.00%                           2             175,228.40                        0.15
TOTAL:                                   1,018      $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                            GEOGRAPHIC DISTRIBUTION

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
STATE OR TERRITORY                    LOANS            OUTSTANDING             OUTSTANDING
------------------                 -----------      -----------------    ------------------------
California                                 176      $   25,594,271.89                       21.21%
New York                                    68          10,200,522.13                        8.45
Florida                                     67           8,419,121.30                        6.98
Texas                                      122           7,807,026.16                        6.47
Maryland                                    38           7,739,945.98                        6.42
New Jersey                                  32           5,186,931.52                        4.30
Ohio                                        42           4,342,856.52                        3.60
Pennsylvania                                37           4,326,566.33                        3.59
Virginia                                    38           4,315,627.82                        3.58
Connecticut                                 20           3,224,608.42                        2.67
Washington                                  23           3,179,859.71                        2.64
Nevada                                      18           2,752,272.74                        2.28
Illinois                                    28           2,647,975.07                        2.19
Massachusetts                               12           2,102,388.68                        1.74
Arizona                                     17           2,025,504.74                        1.68
Michigan                                    16           1,900,037.09                        1.57
Oregon                                      17           1,857,830.81                        1.54
Alabama                                     19           1,808,503.31                        1.50
Georgia                                     18           1,774,833.04                        1.47
Colorado                                    16           1,712,754.97                        1.42
Rhode Island                                 8           1,663,642.66                        1.38
Missouri                                    16           1,491,271.82                        1.24
Indiana                                     17           1,490,162.09                        1.24
Tennessee                                   17           1,431,014.35                        1.19
North Carolina                              19           1,421,527.43                        1.18
Maine                                        8           1,143,707.39                        0.95
South Carolina                              12             860,324.80                        0.71
New Mexico                                   8             842,026.61                        0.70
Kentucky                                     7             826,486.06                        0.69
Iowa                                         9             652,896.82                        0.54
Mississippi                                  9             584,177.65                        0.48
Utah                                         7             582,786.28                        0.48
Delaware                                     4             574,024.44                        0.48
New Hampshire                                4             567,253.64                        0.47
Kansas                                       6             507,748.53                        0.42
Wisconsin                                    6             480,354.21                        0.40
Minnesota                                    4             439,383.05                        0.36
District of Columbia                         3             354,237.85                        0.29
Louisiana                                    5             349,321.65                        0.29
Arkansas                                     6             314,276.12                        0.26
West Virginia                                5             286,108.80                        0.24
Oklahoma                                     6             241,149.96                        0.20
Wyoming                                      2             232,091.37                        0.19
Nebraska                                     3             217,578.65                        0.18
Vermont                                      2             112,064.34                        0.09
Alaska                                       1              68,446.23                        0.06
TOTAL:                                   1,018      $  120,653,501.03                      100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                     C-BASS 2005-CB3
(LOGO) MERRILL LYNCH                                 GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


                               LOAN DOCUMENTATION


                                                                              % OF AGGREGATE
                                      NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
DOCUMENTATION LEVEL                   LOANS            OUTSTANDING             OUTSTANDING
-------------------                -----------      -----------------    ------------------------
Full Documentation                         476      $   66,037,003.99                       54.73%
Stated Income                              316          35,476,191.08                       29.40
No Documentation                           162          12,461,733.68                       10.33
Limited Documentation                       50           5,540,025.46                        4.59
Missing Documentation                        7             561,009.91                        0.46
Streamlined Documentation                    3             301,139.88                        0.25
Alternate Documentation                      4             276,397.03                        0.23
TOTAL:                                   1,018      $  120,653,501.03                      100.00%


                               PERFORMANCE STATUS

                                                                             % OF AGGREGATE
                                     NUMBER             AGGREGATE        PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE    GROUP II MORTGAGE LOANS
PERFORMANCE STATUS                   LOANS             OUTSTANDING             OUTSTANDING
------------------                 -----------      -----------------    ------------------------
Current                                  1,018      $  120,653,501.03                      100.00%
TOTAL:                                   1,018      $  120,653,501.03                      100.00%


                            PREPAYMENT PENALTY TERM

                                                                             % OF AGGREGATE
                                      NUMBER            AGGREGATE       PRINCIPAL BALANCE OF THE
                                   OF MORTGAGE      PRINCIPAL BALANCE   GROUP II MORTGAGE LOANS
PREPAYMENT PENALTY TERM               LOANS            OUTSTANDING             OUTSTANDING
-----------------------            -----------      -----------------    -----------------------
12 months                                   37      $    3,936,084.83                       3.26%
24 months                                  126           9,160,754.43                       7.59
36 months                                  291          41,070,684.66                      34.04
48 months                                    6             935,856.17                       0.78
60 months                                  166          32,090,227.32                      26.60
105 months                                   1              40,622.02                       0.03
No Prepayment Penalties                    391          33,419,271.60                      27.70
TOTAL:                                   1,018      $  120,653,501.03                     100.00%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------

                              ASSUMED MORTGAGE POOL
                             GROUP I MORTGAGE LOANS

                                    NET                    ORIGINAL
                    MORTGAGE     MORTGAGE    ORIGINAL    AMORTIZATION   LOAN      INTEREST ONLY
  PRINCIPAL         INTEREST     INTEREST      TERM          TERM        AGE          TERM
  BALANCE($)         RATE(%)      RATE(%)    (MONTHS)      (MONTHS)    (MONTHS)      (MONTHS)           INDEX
  425,667.68         7.2500       6.7435       360           360           1            0           6 Month LIBOR
  862,728.31         6.1522       5.6457       360           360           1            0           6 Month LIBOR
 2,069,071.60        6.3235       5.8170       360           360          17            0           1 Year Treasury
  413,016.56         4.2131       3.7066       360           360          12            0           1 Year Treasury
  74,959.77          7.8500       7.3435       360           360           3            0           6 Month LIBOR
11,128,098.01        7.4983       6.9918       360           360          11            0           6 Month LIBOR
 7,755,983.16        7.1893       6.6828       360           360           5            0           6 Month LIBOR
84,634,842.14        7.1057       6.5992       360           360           7            0           6 Month LIBOR
 6,484,378.96        7.3918       6.8853       360           360          13            0           6 Month LIBOR
  472,530.41         6.0321       5.5256       360           360           3            0           6 Month LIBOR
  192,731.55         5.1105       4.6040       360           360          11            0           1 Year LIBOR
  218,162.65         5.0000       4.4935       360           360          14            0           1 Year Treasury
16,326,809.28        7.5237       7.0172       360           360           6            0           6 Month LIBOR
 1,544,818.97        7.6946       7.1881       360           360           5            0           6 Month LIBOR
 1,026,737.44        6.7384       6.2319       360           360           4            0           6 Month LIBOR
  298,700.58         5.8500       5.3435       360           360           4            0           6 Month LIBOR
23,437,076.74        7.3470       6.8405       360           360           6            0           6 Month LIBOR
  453,431.29         4.9932       4.4867       360           360          14            0           1 Year LIBOR
  141,000.00         6.4250       5.9185       360           360           6            0           1 Year LIBOR
  496,689.62         5.1800       4.6735       360           360          14            0           1 Year Treasury
  228,834.28         6.5000       5.9935       360           360          16            0           6 Month LIBOR
  194,566.49         8.3750       7.8685       360           360           5            0           6 Month LIBOR
 1,789,244.53        6.1742       5.6677       360           360           7            0           6 Month LIBOR
  78,357.55          5.5000       4.9935       360           360          17            0           6 Month LIBOR
                                                            RATE          NEXT
                                                         ADJUSTMENT    ADJUSTMENT    INITIAL    PERIODIC    PREPAYMENT
  PRINCIPAL          GROSS      LIFETIME    LIFETIME      FREQUENCY        DATE       RATE CAP   RATE CAP      TERM
  BALANCE($)        MARGIN(%)     CAP(%)     FLOOR(%)      (MONTHS)      (MONTHS)      (%)         (%)        (MONTHS)
  425,667.68         7.000         13.250      7.250            6           5           2.000      1.000         12
  862,728.31         5.902         12.152      6.152            6           5           2.000      1.000         24
 2,069,071.60        3.970         11.018      4.541           12           8           1.392      1.392          0
  413,016.56         2.000          9.213      3.066           12           5           1.000      1.000          0
  74,959.77          6.250         12.850      6.250            5          21           3.000      1.000         24
11,128,098.01        6.112         13.957      7.380            6          14           2.478      1.158          0
 7,755,983.16        6.198         13.218      7.102            6          19           2.889      1.015         12
84,634,842.14        5.999         13.296      7.027            6          17           2.778      1.030         24
 6,484,378.96        5.907         13.591      7.323            6          11           1.958      1.033         36
  472,530.41         5.782         12.032      6.032            6          21           3.000      1.000         60
  192,731.55         2.567         11.110      2.567           12          25           2.000      2.000          0
  218,162.65         2.750         11.000      2.750           12          22           5.000      2.000          0
16,326,809.28        6.395         14.036      7.467            6          30           2.965      1.038          0
 1,544,818.97        6.201         14.040      7.695            6          31           3.000      1.000         12
 1,026,737.44        5.747         13.050      6.518            6          32           3.000      1.000         24
  298,700.58         4.600         12.350      5.850            6          32           3.000      1.000         30
23,437,076.74        6.244         13.721      7.231            6          30           2.941      1.035         36
  453,431.29         2.250          9.993      2.250           12          46           5.000      2.000          0
  141,000.00         5.425         13.425      6.425           12          54           3.000      1.000         36
  496,689.62         2.719         10.180      2.719           12          46           5.000      2.000          0
  228,834.28         4.000         11.500      4.000            6          44           5.000      1.000          0
  194,566.49         3.875         14.375      3.875            6          55           3.000      1.000         24
 1,789,244.53        5.193         12.174      6.155            6          52           3.000      1.000         36
  78,357.55          2.250         11.500      2.250            6          43           6.000      2.000         60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                       GROUP I MORTGAGE LOANS (CONTINUED)


                                    NET                    ORIGINAL
                    MORTGAGE     MORTGAGE    ORIGINAL    AMORTIZATION   LOAN      INTEREST ONLY
  PRINCIPAL         INTEREST     INTEREST      TERM          TERM        AGE          TERM
  BALANCE($)         RATE(%)      RATE(%)    (MONTHS)      (MONTHS)    (MONTHS)      (MONTHS)           INDEX
  127,852.02         5.2500       4.7435       360           360         14              0          6 Month LIBOR
  696,500.00         5.1250       4.6185       360           300          5             60          6 Month LIBOR
  437,500.00         5.6250       5.1185       360           300          4             60          6 Month LIBOR
  406,000.00         6.5000       5.9935       360           300          6             60          6 Month LIBOR
  123,500.00         5.8000       5.2935       360           348          4             12          LIBOR_1YR
  179,963.73         6.8750       6.3685       360           341         18             19          1 Year Treasury
  237,600.00         6.9900       6.4835       360           336          4             24          1 Year LIBOR
  696,000.00         6.0267       5.5202       360           336          4             24          1 Year LIBOR
 6,437,320.97        6.3896       5.8831       360           293          7             67          6 Month LIBOR
11,253,953.02        6.4267       5.9202       360           300          6             60          6 Month LIBOR
84,885,698.36        6.3218       5.8153       360           300          5             60          6 Month LIBOR
 1,829,320.18        5.6420       5.1355       360           314          6             46          6 Month LIBOR
  503,750.00         6.6560       6.1495       360           300          2             60          6 Month LIBOR
  383,500.00         4.0000       3.4935       360           240         14            120          1 Year LIBOR
  284,997.50         5.2500       4.7435       360           324          6             36          1 Year LIBOR
 1,890,878.77        6.8802       6.3737       360           300          4             60          6 Month LIBOR
  281,700.00         6.7500       6.2435       360           300          1             60          6 Month LIBOR
 3,078,032.83        6.4278       5.9213       360           300          5             60          6 Month LIBOR
14,355,518.01        6.3474       5.8409       360           300          5             60          6 Month LIBOR
 2,383,708.44        5.2222       4.7157       360           264         14             96          6 Month LIBOR
  103,500.00        10.3750       9.8685       360           300          5             60          6 Month LIBOR
 3,855,091.36        6.0057       5.4992       360           279          8             81          6 Month LIBOR
 1,724,855.91        5.5388       5.0323       360           300         13             60          6 Month LIBOR
  315,000.00         5.2500       4.7435       360           240         20            120          1 Year LIBOR
                                                           RATE          NEXT
                                                         ADJUSTMENT    ADJUSTMENT    INITIAL    PERIODIC    PREPAYMENT
  PRINCIPAL          GROSS      LIFETIME    LIFETIME      FREQUENCY        DATE       RATE CAP   RATE CAP      TERM
  BALANCE($)        MARGIN(%)     CAP(%)     FLOOR(%)      (MONTHS)      (MONTHS)      (%)         (%)        (MONTHS)
  127,852.02         2.250         11.250      2.250            6          70           6.000      2.000         36
  696,500.00         3.625         11.125      5.125            6           1           1.000      1.000         24
  437,500.00         3.625         11.625      5.625            6           2           3.000      1.000         36
  406,000.00         3.625         12.500      6.500            6           6           1.000      1.000         60
  123,500.00         4.800         11.800      4.800           12           8           1.000      2.000         24
  179,963.73         2.000         12.875      6.875           12           6           2.000      2.000          0
  237,600.00         5.750         11.990      5.750           12          20           3.000      2.000          0
  696,000.00         5.033         12.027      5.033           12          20           3.000      2.000         24
 6,437,320.97        5.044         12.352      5.340            6          17           2.955      1.000          0
11,253,953.02        5.765         12.463      6.331            6          18           3.000      1.000         12
84,885,698.36        5.799         12.454      6.171            6          19           2.953      1.002         24
 1,829,320.18        4.995         12.167      5.187            6          18           2.877      1.000         36
  503,750.00         6.406         12.656      6.656            6          22           3.000      1.000         60
  383,500.00         2.250          9.000      2.250           12          22           2.000      2.000          0
  284,997.50         4.250         12.250      5.250            6          30           3.000      1.000         36
 1,890,878.77        6.229         13.360      6.839            6          32           2.743      1.022          0
  281,700.00         6.500         12.750      6.750            6          35           3.000      1.000         12
 3,078,032.83        5.705         12.916      6.381            6          31           2.917      1.117         24
14,355,518.01        5.657         12.533      6.233            6          31           2.986      1.000         36
 2,383,708.44        3.127         10.912      3.185            6          46           4.649      1.228          0
  103,500.00         5.250         16.375      5.250            6          55           3.000      1.000         12
 3,855,091.36        5.383         11.723      6.006            6          52           3.565      1.000         36
 1,724,855.91        5.050         11.539      5.539            6          47           3.000      1.000         60
  315,000.00         2.250         10.250      2.250           12          64           5.000      2.000          0

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------

                             GROUP II MORTGAGE LOANS


                                      NET                     ORIGINAL
                    MORTGAGE       MORTGAGE      ORIGINAL   AMORTIZATION      LOAN    INTEREST ONLY   PREPAYMENT
   PRINCIPAL        INTEREST       INTEREST        TERM         TERM          AGE         TERM           TERM
   BALANCE($)        RATE(%)        RATE(%)      (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)      (MONTHS)
  217,453.80         6.4296         5.9231          360          480            2            0             36
  47,498.09          9.0000         8.4935           59          237            2            0              0
  66,521.53          7.0000         6.4935           60          360           18            0              0
  320,028.32         7.0590         6.5525          115          115           14            0              0
  40,622.02          5.5000         4.9935          105          105            2            0            105
  77,739.51          7.9500         7.4435          120          120            4            0             36
  63,244.05          6.6500         6.1435          120          120            2            0             60
 3,651,708.17        6.5505         6.0440          177          177           15            0              0
  67,063.83          5.9900         5.4835          180          180            5            0             12
  71,382.63          7.3500         6.8435          180          180            3            0             24
 1,479,944.52        7.1789         6.6724          177          177            6            0             36
  482,558.35         6.4008         5.8943          180          180            2            0             60
 2,598,207.19        8.5225         8.0160          222          222           11            0              0
  37,580.05          8.0000         7.4935          240          240           11            0             12
 1,310,037.80        6.9350         6.4285          240          240            4            0             36
  171,774.81         6.8014         6.2949          240          240            3            0             60
  612,690.20         7.4267         6.9202          292          292            7            0              0
  178,817.22         7.8500         7.3435          300          300            6            0             12
  614,818.50         6.7766         6.2701          300          300            3            0             36
  92,261.77          6.7500         6.2435          300          300            2            0             60
21,435,828.26        7.0174         6.5109          357          357           11            0              0
 1,731,871.28        7.3739         6.8674          360          360            6            0             12
 1,942,026.27        6.8227         6.3162          360          360            9            0             24
32,485,183.15        6.8580         6.3515          360          360            5            0             36
  935,856.17         6.6287         6.1222          360          360            2            0             48
29,733,973.08        6.2950         5.7885          360          360            2            0             60
  363,702.71         7.0000         6.4935          360          300           15           60              0
  503,466.12         8.1000         7.5935          360          300           10           60             12
  144,950.66         6.9900         6.4835          360          240           13          120             24
 1,511,000.00        7.0202         6.5137          360          287            5           73             36
 1,194,400.00        6.4481         5.9416          360          300            2           60             60
 2,235,719.26       10.8488        10.3423          180          360            4            0              0
 1,179,162.37       11.0755        10.5690          180          360            4            0             12
 5,744,710.60       10.3115         9.8050          180          360            4            0             24
 2,683,892.67       10.3227         9.8162          180          360            4            0             36
  273,362.37         9.8096         9.3031          180          360            4            0             60
  34,167.17         11.4645        10.9580          120          120           20            0              0
  20,639.86         12.5000        11.9935          120          120            4            0             36
  144,375.46         9.3003         8.7938          180          180            5            0              0
  58,990.81         11.5000        10.9935          180          180           12            0             24
  78,772.55          9.3541         8.8476          180          180            3            0             36
  30,380.32         10.6207        10.1142          180          180            3            0             60
  952,425.30        10.5512        10.0447          240          240            7            0              0
  119,735.41        11.6586        11.1521          240          240            2            0             12
  315,678.98        11.3403        10.8338          240          240            6            0             24
  399,293.50        12.0794        11.5729          240          240            4            0             36
  48,272.57         10.9900        10.4835          240          240            1            0             60
  30,349.63         14.0000        13.4935          300          300           71            0             36
  681,207.44        10.2548         9.7483          360          360            9            0              0
  118,388.55        10.3750         9.8685          360          360           12            0             12
  883,014.48        10.1283         9.6218          360          360            8            0             24
  86,849.71         10.1791         9.6726          360          360            4            0             36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                     Hypothetical Available Funds Cap Table


                                            AF-1,         M-1,                        AF-1,          M-1,
                              AV-1,         AF-2,         M-2,          AV-1,         AF-2,          M-2,
             PAYMENT          AV-2,         AF-3,         M-3,          AV-2,         AF-3,          M-3,
PERIOD       DATE            AV-3 (1)     AF-4 (1)       M-4 (1)       AV-3 (1)     AF-4 (2)        M-4 (1)
 1           06/25/2005      14.444        15.632        14.786        14.444        15.632         14.786
 2           07/25/2005       6.261         6.773         6.408         6.261         6.773         10.000
 3           08/25/2005       6.060         6.554         6.202         6.062         6.554         10.000
 4           09/25/2005       6.059         6.553         6.202         6.062         6.553         10.000
 5           10/25/2005       6.261         6.771         6.408         6.263         6.771         10.000
 6           11/25/2005       6.068         6.551         6.207         6.070         6.551         10.000
 7           12/25/2005       6.271         6.769         6.414         6.275         6.769         10.000
 8           01/25/2006       6.071         6.550         6.209         6.075         6.550         10.000
 9           02/25/2006       6.077         6.550         6.213         6.085         6.550         10.000
10           03/25/2006       6.729         7.252         6.880         6.737         7.252         10.000
11           04/25/2006       6.078         6.550         6.214         6.085         6.550         10.000
12           05/25/2006       6.324         6.769         6.452         6.332         6.769         10.000
13           06/25/2006       6.119         6.551         6.243         6.128         6.551         10.000
14           07/25/2006       6.321         6.769         6.451         6.333         6.769         10.000
15           08/25/2006       6.183         6.551         6.289         6.208         6.551         10.000
16           09/25/2006       6.181         6.551         6.288         6.205         6.551         10.000
17           10/25/2006       6.383         6.770         6.495         6.408         6.770         10.000
18           11/25/2006       6.851         6.552         6.765         7.019         6.552         10.000
19           12/25/2006       7.206         6.770         7.081         7.390         6.770         10.000
20           01/25/2007       7.905         6.552         7.515         8.095         6.552         10.000
21           02/25/2007       7.913         6.552         7.521         8.153         6.552         10.000
22           03/25/2007       8.771         7.255         8.334         9.039         7.255         10.000
23           04/25/2007       7.930         6.553         7.534         8.177         6.553         10.000
24           05/25/2007       8.195         6.772         7.785         8.783         6.772         10.000
25           06/25/2007       7.931         6.553         7.534         8.544         6.553         10.000
26           07/25/2007       8.200         6.772         7.789         9.156         6.772         10.000
27           08/25/2007       7.935         6.554         7.537         8.900         6.554         10.000
28           09/25/2007       7.936         6.554         7.538         8.901         6.554         10.000
29           10/25/2007       8.201         6.773         7.789         9.200         6.773         10.000
30           11/25/2007       7.936         6.554         7.538         9.227         6.554         10.000
31           12/25/2007       8.519         6.773         8.016         9.975         6.773         10.000
32           01/25/2008       8.419         6.555         7.882        10.161         6.555         10.000
33           02/25/2008       8.448         6.555         7.902        10.247         6.555         10.000
34           03/25/2008       9.030         7.007         8.447        10.955         7.007         10.000
35           04/25/2008       8.448         6.555         7.902        10.253         6.555         10.000
36           05/25/2008       8.733         6.774         8.168        10.926         6.774         10.000
37           06/25/2008       8.451         6.556         7.905        10.752         6.556         10.000
38           07/25/2008       8.732         6.774         8.169        11.503         6.774         10.143
39           08/25/2008       8.451         6.556         7.907        11.160         6.556         10.000
40           09/25/2008       8.451         6.556         7.909        11.162         6.556         10.000
41           10/25/2008       8.733         6.775         8.174        11.536         6.775         10.178
42           11/25/2008       8.451         6.557         7.913        11.255         6.557         10.000
43           12/25/2008       8.733         6.776         8.180        11.773         6.776         10.362
44           01/25/2009       8.451         6.557         7.919        11.513         6.557         10.122
45           02/25/2009       8.452         6.558         7.924        11.533         6.558         10.147
46           03/25/2009       9.358         7.260         8.778        12.768         7.260         11.247
47           04/25/2009       8.465         6.558         7.943        11.581         6.558         10.207
48           05/25/2009       8.763         6.777         8.225        11.984         6.777         10.577
49           06/25/2009       8.480         6.558         7.967        11.731         6.558         10.352
50           07/25/2009       8.763         6.777         8.241        12.191         6.777         10.770
51           08/25/2009       8.480         6.559         7.985        11.809         6.559         10.457
52           09/25/2009       8.480         6.559         7.995        11.809         6.559         10.486
53           10/25/2009       8.814         6.778         8.312        12.272         6.778         10.920
54           11/25/2009       8.530         6.559         8.049        11.884         6.559         10.589
55           12/25/2009       8.815         6.778         8.325        12.331         6.778         10.999
56           01/25/2010       8.530         6.560         8.062        11.950         6.560         10.675
57           02/25/2010       8.530         6.560         8.069        11.956         6.560         10.699
58           03/25/2010       9.443         7.262         8.942        13.237         7.262         11.868
59           04/25/2010       8.529         6.560         8.084        11.974         6.560         10.754
60           05/25/2010       8.814         6.779         8.362        12.379         6.779         11.140
61           06/25/2010       8.529         6.560         8.101        11.979         6.560         10.805
62           07/25/2010       8.814         6.779         8.380        12.380         6.779         11.191
63           08/25/2010       8.529         6.561         8.120        11.980         6.561         10.857
64           09/25/2010       8.529         6.561         8.129        11.980         6.561         10.884
65           10/25/2010       8.815         6.780         8.412        12.403         6.780         11.295
66           11/25/2010       8.530         6.561         8.151        12.008         6.561         10.965
67           12/25/2010       8.815         6.780         8.435        12.409         6.780         11.364
68           01/25/2011       8.530         6.562         8.175        12.010         6.562         11.031
69           02/25/2011       8.530         6.562         8.187        12.010         6.562         11.066
70           03/25/2011       9.444         7.265         9.079        13.296         7.265         12.292
71           04/25/2011       8.530         6.563         8.214        12.019         6.563         11.148
72           05/25/2011       8.815         6.782         8.503        12.420         6.782         11.561
73           06/25/2011       8.530         6.563         8.244        12.019         6.563         11.229
74           07/25/2011       8.815         6.782         8.534        12.421         6.782         11.648
75           08/25/2011       8.530         6.564         8.275        12.020         6.564         11.317
76           09/25/2011       8.530         6.564         8.292        12.020         6.564         11.364





         (1) Assumes no losses, 10% cleanup call, 100% PPC on the Group I collateral, 23% HEP on the Group II collateral and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 3.09000%, 3.49000%, 3.78130% and 3.35000%, respectively.

         (2) Assumes no losses, 10% cleanup call, 100% PPC on the Group I collateral, 23% HEP on the Group II collateral and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 3.09000%, 3.49000%, 3.78130% and 3.35000% in month 1 and 2, respectively, all increasing to 20.00% thereafter.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------




                             Cap Contract Schedule


Period      Beginning Accrual Ending Accrual         Balance      Lower Collar (%)         Upper Collar (%)
 1             06/12/05          06/25/05         53,650,000.00      9.450                     9.450
 2             06/25/05          07/25/05         53,650,000.00      5.858                     9.450
 3             07/25/05          08/25/05         53,650,000.00      5.654                     9.450
 4             08/25/05          09/25/05         53,650,000.00      5.653                     9.450
 5             09/25/05          10/25/05         53,650,000.00      5.859                     9.450
 6             10/25/05          11/25/05         53,650,000.00      5.659                     9.450
 7             11/25/05          12/25/05         53,650,000.00      5.867                     9.450
 8             12/25/05          01/25/06         53,650,000.00      5.662                     9.450
 9             01/25/06          02/25/06         53,650,000.00      5.669                     9.450
10             02/25/06          03/25/06         53,650,000.00      6.335                     9.450
11             03/25/06          04/25/06         53,650,000.00      5.669                     9.450
12             04/25/06          05/25/06         53,650,000.00      5.908                     9.450
13             05/25/06          06/25/06         53,650,000.00      5.700                     9.450
14             06/25/06          07/25/06         53,650,000.00      5.909                     9.450
15             07/25/06          08/25/06         53,650,000.00      5.757                     9.450
16             08/25/06          09/25/06         53,650,000.00      5.755                     9.450
17             09/25/06          10/25/06         53,650,000.00      5.963                     9.450
18             10/25/06          11/25/06         53,650,000.00      6.334                     9.450
19             11/25/06          12/25/06         53,650,000.00      6.661                     9.450
20             12/25/06          01/25/07         53,650,000.00      7.101                     9.450
21             01/25/07          02/25/07         53,650,000.00      7.142                     9.450
22             02/25/07          03/25/07         53,650,000.00      7.975                     9.450
23             03/25/07          04/25/07         53,650,000.00      7.159                     9.450
24             04/25/07          05/25/07         53,650,000.00      7.653                     9.450
25             05/25/07          06/25/07         53,650,000.00      7.420                     9.450
26             06/25/07          07/25/07         53,650,000.00      7.919                     9.450
27             07/25/07          08/25/07         53,650,000.00      7.674                     9.450
28             08/25/07          09/25/07         53,650,000.00      7.675                     9.450
29             09/25/07          10/25/07         53,650,000.00      7.951                     9.450
30             10/25/07          11/25/07         53,650,000.00      7.907                     9.450
31             11/25/07          12/25/07         53,650,000.00      8.503                     9.450
32             12/25/07          01/25/08         53,650,000.00      8.572                     9.450
33             01/25/08          02/25/08         53,650,000.00      8.633                     9.450
34             02/25/08          03/25/08         53,650,000.00      9.268                     9.450
35             03/25/08          04/25/08         53,650,000.00      8.638                     9.450
36             04/25/08          05/25/08         53,650,000.00      9.180                     9.450
37             05/25/08          06/25/08         53,650,000.00      8.993                     9.450
38             06/25/08          07/25/08         53,650,000.00      9.450                     9.450
39             07/25/08          08/25/08         53,650,000.00      9.289                     9.450
40             08/25/08          09/25/08         53,650,000.00      9.293                     9.450
41             09/25/08          10/25/08         52,333,763.20      9.450                     9.450
42             10/25/08          11/25/08         49,271,176.55      9.370                     9.450

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------



                             YIELD TABLE (TO CALL)

PREPAYMENT SPEED          0%            80%           100%          150%          200%
AF-1
PRICE         100.00000%  4.251         4.045         3.989         3.846         3.694

              WAL         10.92         1.24          1.00          0.67          0.49
              MOD DURN    8.226         1.175         0.954         0.643         0.478

PRINCIPAL WINDOW          Jun05 - Mar23 Jun05 - Jan08 Jun05 - Jul07 Jun05 - Oct06 Jun05 - May06
AF-2
PRICE         100.00000%  4.495         4.439         4.409         4.334         4.265

              WAL         20.38         4.28          3.00          1.72          1.23
              MOD DURN    13.072        3.786         2.730         1.617         1.175
PRINCIPAL WINDOW          Mar23 - Aug28 Jan08 - Mar12 Jul07 - Sep10 Oct06 - Jul07 May06 - Nov06
AF-3
PRICE         100.00000%  5.216         5.187         5.174         5.071         5.000

              WAL         25.64         7.90          6.12          2.20          1.52
              MOD DURN    13.841        6.319         5.111         2.025         1.428
PRINCIPAL WINDOW          Aug28 - Apr33 Mar12 - May13 Sep10 - Aug11 Jul07 - Sep07 Nov06 - Dec06
AF-4
PRICE         100.00000%  4.874         4.855         4.848         4.765         4.696

              WAL         12.02         6.93          6.01          2.40          1.60
              MOD DURN    8.712         5.716         5.084         2.212         1.500
PRINCIPAL WINDOW          Jun08 - Feb33 Dec08 - May13 Sep09 - Aug11 Sep07 - Nov07 Dec06 - Jan07


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                        DISCOUNT MARGIN TABLE (TO CALL)


PREPAYMENT SPEED          0%            80%           100%          150%          200%
AV-1
PRICE         100.00000%  10            10            10            10            10

              WAL         16.56         1.23          1.00          0.69          0.50
              MOD DURN    12.461        1.199         0.979         0.677         0.492
PRINCIPAL WINDOW          Jun05 - Sep30 Jun05 - Dec07 Jun05 - May07 Jun05 - Oct06 Jun05 - Jun06
AV-2
PRICE         100.00000%  23            23            23            23            23

WAL                       27.29         4.43          2.95          1.60          1.24
MOD DURN                  17.837        4.081         2.789         1.558         1.214
PRINCIPAL WINDOW          Sep30 - Sep33 Dec07 - Feb13 May07 - Jan11 Oct06 - Apr07 Jun06 - Nov06
AV-3
PRICE         100.00000%  35            35            35            35            35

WAL                       28.29         7.93          6.09          1.99          1.45
MOD DURN                  17.965        6.919         5.476         1.916         1.416
PRINCIPAL WINDOW          Sep33 - Sep33 Feb13 - May13 Jan11 - Aug11 Apr07 - Jun07 Nov06 - Nov06
M-1
PRICE         100.00000%  45            45            45            45            45

              WAL         25.93         5.29          4.66          3.76          2.21
              MOD DURN    16.821        4.763         4.272         3.513         2.119
PRINCIPAL WINDOW          Mar27 - Sep33 Sep08 - May13 Feb09 - Aug11 Nov07 - Mar09 Jan07 - Oct07
M-2
PRICE         100.00000%  62            62            62            62            62

              WAL         25.93         5.26          4.45          3.65          2.36
              MOD DURN    16.495        4.707         4.072         3.406         2.252
PRINCIPAL WINDOW          Mar27 - Sep33 Aug08 - May13 Nov08 - Aug11 Oct08 - Mar09 Sep07 - Oct07
M-3
PRICE         100.00000%  65            65            65            65            65

              WAL         25.93         5.25          4.39          3.39          2.23
              MOD DURN    16.438        4.694         4.012         3.174         2.131
PRINCIPAL WINDOW          Mar27 - Sep33 Jul08 - May13 Oct08 - Aug11 Aug08 - Mar09 Jul07 - Oct07
M-4
PRICE         100.00000%  70            70            70            70            70

              WAL         25.93         5.24          4.36          3.27          2.13
              MOD DURN    16.344        4.675         3.978         3.063         2.04
PRINCIPAL WINDOW          Mar27 - Sep33 Jul08 - May13 Sep08 - Aug11 Jun08 - Mar09 Jun07 - Oct07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                           YIELD TABLE (TO MATURITY)

PREPAYMENT SPEED          0%            80%            100%          150%          200%
AF-1
PRICE         100.00000%  4.251         4.045          3.989         3.846         3.694

              WAL         10.92         1.24           1.00          0.67          0.49
              MOD DURN    8.226         1.175          0.954         0.643         0.478
PRINCIPAL WINDOW          Jun05 - Mar23 Jun05 - Jan08  Jun05 - Jul07 Jun05 - Oct06 Jun05 - May06
AF-2
PRICE         100.00000%  4.495         4.439          4.409         4.334         4.265

              WAL         20.38         4.28           3.00          1.72          1.23
              MOD DURN    13.072        3.786          2.730         1.617         1.175
PRINCIPAL WINDOW          Mar23 - Aug28 Jan08 - Mar12  Jul07 - Sep10 Oct06 - Jul07 May06 - Nov06
AF-3
PRICE         100.00000%  5.216         5.340          5.338         5.071         5.000

              WAL         25.64         12.16          9.40          2.2           1.52
              MOD DURN    13.841        8.679          7.140         2.025         1.428
PRINCIPAL WINDOW          Aug28 - Apr33 Mar12 - Jul23  Sep10 - Jan20 Jul07 - Sep07 Nov06 - Dec06
AF-4
PRICE         100.00000%  4.874         4.897          4.934         4.765         4.696

              WAL         12.02         7.66           7.32          2.40          1.60
              MOD DURN    8.712         6.176          5.980         2.212         1.500
PRINCIPAL WINDOW          Jun08 - Feb33 Dec08 - May23  Sep09 - Jan20 Sep07 - Nov07 Dec06 - Jan07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(LOGO) MERRILL LYNCH                                 C-BASS 2005-CB3
--------------------------------------------------------------------------------


                      DISCOUNT MARGIN TABLE (TO MATURITY)


PREPAYMENT SPEED          0%            80%            100%          150%           200%
AV-1
PRICE        100.00000%   10            10             10            10             10

             WAL          16.56         1.23           1.00          0.69           0.50
             MOD DURN     12.461        1.199          0.979         0.677          0.492
PRINCIPAL WINDOW          Jun05 - Sep30 Jun05 - Dec07  Jun05 - May07 Jun05 - Oct06  Jun05 - Jun06
AV-2
PRICE        100.00000%   23            23             23            23             23

WAL                       27.40         4.43           2.95          1.60           1.24
MOD DURN                  17.881        4.081          2.789         1.558          1.214
PRINCIPAL WINDOW          Sep30 - Jul34 Dec07 - Feb13  May07 - Jan11 Oct06 - Apr07  Jun06 - Nov06
AV-3
PRICE        100.00000%   36            38             36            35             35

WAL                       29.32         8.76           6.39          1.99           1.45
MOD DURN                  18.348        7.529          5.715         1.916          1.416
PRINCIPAL WINDOW          Jul34 - Dec34 Feb13 - Aug15  Jan11 - Sep12 Apr07 - Jun07  Nov06 - Nov06
M-1
PRICE        100.00000%   45            47             47            52             53

             WAL          26.05         5.90           5.16          5.59           3.50
             MOD DURN     16.865        5.184          4.645         5.024          3.254
PRINCIPAL WINDOW          Mar27 - Oct34 Sep08 - Aug20  Feb09 - Oct17 Nov07 - Dec14  Jan07 - Jan12
M-2
PRICE        100.00000%   62            64             64            64             66

             WAL          26.04         5.83           4.92          3.96           2.70
             MOD DURN     16.535        5.103          4.420         3.664          2.557
PRINCIPAL WINDOW          Mar27 - Sep34 Aug08 - Aug19  Nov08 - Oct16 Oct08 - Jun12  Sep07 - Mar10
M-3
PRICE        100.00000%   65            67             67            67             68

WAL                       26.04         5.79           4.83          3.67           2.43
MOD DURN                  16.477        5.070          4.342         3.404          2.312
PRINCIPAL WINDOW          Mar27 - Sep34 Jul08 - Sep18  Oct08 - Dec15 Aug08 - Dec11  Jul07 - Oct09
M-4
PRICE        100.00000%   70            72             73            72             73

             WAL          26.04         5.75           4.77          3.53           2.33
             MOD DURN     16.382        5.033          4.291         3.280          2.211
PRINCIPAL WINDOW          Mar27 - Aug34 Jul08 - Mar18  Sep08 - Jul15 Jun08 - Sep11  Jun07 - Aug09

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.